                              Semi-Annual Report / June 30, 1999




                              --------------------------------------------------
                              WILLIAM BLAIR MUTUAL FUNDS, INC.
                              --------------------------------------------------



                              --------------------------------------------------

                              --------------------------------------------------

                              GROWTH FUND
                              VALUE DISCOVERY FUND
                              INTERNATIONAL GROWTH FUND
                              EMERGING MARKETS GROWTH FUND
                              INCOME FUND
                              READY RESERVES FUND

                              This report has been prepared for the
                              information of the shareholders of William Blair Mutual Funds, Inc. It is not to be construed as an offering to sell or buy any securities of the Fund. Such an offering is made only by the Prospectus.






                              William Blair Mutual Funds, Inc.
                              222 West Adams Street
                              Chicago, Illinois 60606

                              --------------------------------------------------
                              Overview
                              --------------------------------------------------



                              ..................................................
                              Performance Highlights
                              ..................................................

                              ..................................................

                               June 30, 1999          1998           1997          1996          1995         1994
                              ------------------------------------------------------------------------------------------------------

Growth Fund  ...................         7.1%         27.2%          20.1%         18.0%         29.1%         6.5%
   S&P500 Index(1)..............        12.4          28.6           33.4          23.3          37.5          1.3
Value Discovery Fund ...........         4.7           0.7           33.5           -             -            -
   Russell 2000 Index(2)........         9.3          (2.6)          22.4          16.5          28.4         (1.8)
International Growth Fund.......        26.3          11.5            8.4          10.2           7.2        (0.04)
   MSCI AC WLDF ex US Index(3)..         7.2          14.5            2.0           6.7           9.9          6.6
   Lipper International Index(4)         6.9          12.7            7.3          14.4          10.0         (0.7)
Emerging Markets Growth Fund....        41.6         (23.7)(a)        -             -             -            -
   MSCI EM (Free) Index(5)......        39.9         (28.9)(a)        -             -             -            -
Income Fund ....................         (.4)          7.1            8.0           3.1          14.4         (0.7)
   Lehman Intermediate Govt./
     Corp. Index(6).............         (.6)          8.4            7.9           4.1          15.3         (1.9)
Ready Reserves Fund.............         4.4           5.0            5.0           4.8           5.5          3.7
   S&P-rated AAA
     Money Market Funds(7)......         4.3           5.0            5.0           4.8           5.4          3.6
Past performance does not predict future performance.

                              ......................................................................................................
                              Investor Information for the Six Months Ended June 30, 1999
                              ......................................................................................................

                                                                                Emerging
                                                    Value   International        Markets                      Ready
                                      Growth     Discovery         Growth         Growth        Income     Reserves
                                        Fund          Fund           Fund           Fund          Fund         Fund
                              ------------------------------------------------------------------------------------------------------

Ending Net Assets (in millions)         $790           $50           $191             $5          $185       $1,021
Portfolio Turnover Rate (%)(b)..          45            36            149            261           104            -
Expense Ratio (b)...............         .84          1.46           1.33           2.25(c)        .68          .68
Shareholder Transaction Expenses
Sales Load .....................        None          None           None           None          None         None
Redemption Fees.................        None          None           None           None          None         None
Exchange Fees...................        None          None           None           None          None         None
12b-1 Fees......................        None          None           None           None          None         None

                              ......................................................................................................


                              (1)The S&P 500 Index indicates broad larger
                                 Capitalization equity market performance.
                              (2)The Russell 2000 Index is a composite of the
                                 smallest 2,000 stocks of the Russell
                                 3000 Index (which consists of the
                                 largest 3,000 stocks in the U.S. market
                                 as determined by market capitalization).
                              (3)The Morgan Stanley Capital International All
                                 Country World (Free) except U.S. Index
                                 is an index that includes developed and
                                 emerging markets and reduces the
                                 Japanese portion, making it more
                                 comparable to the International Growth
                                 Fund in terms of investment approach.
                              (4)The Lipper International Index is a
                                 composite of international growth mutual funds.
                              (5)The Morgan Stanley Capital International
                                 Emerging Markets (Free) Index is an
                                 index that includes emerging markets
                                 around the world.
                              (6)The Lehman Intermediate Govt./Corp. Index
                                 indicates broad intermediate
                                 government/corporate bond market
                                 performance.
                              (7)The S&P-rated AAA Money Market Funds is an
                                 index of money market mutual funds rated AAA by Standard and Poors.
                              (a)For the period May 1, 1998 (Commencement
                                 of Operations) to December 31, 1998.
                              (b)Rates are annualized.
                              (c)Without the waiver of expenses, the
                                 expense ratio would have been 4.29%.
                              All of the indices referenced in Performance
                              Highlights represent unmanaged portfolios and are used for comparative purposes only.

2  William Blair Mutual Funds, Inc.                                June 30, 1999

                              --------------------------------------------------
                              A Letter from the president
                              --------------------------------------------------
                              Dear Shareholders:

                              Market Environment
                              ------------------
        [PHOTO OF             The first half of 1999 has been yet another
       MARCO HANIG]           strong period for U.S. equities, with the S&P
                              500 index up 12%. The economy grew strongly, earnings accelerated, and many companies posted positive earnings surprises.

                              Performance differences among different U.S.
                              equity styles were not as pronounced as in the recent past. Year to date, large cap stocks did slightly better than small cap stocks (Russell 1000 +12% vs. Russell 2000 +9%). Among small cap stocks, growth fared better than value (Russell 2000 Growth +13% vs. Russell 2000 Value +5%). In contrast, value edged out growth among large cap stocks (Russell 1000 Value +13% vs. Russell 1000 Growth +10%).

                              It was in the international equity markets where some of the strongest returns of the first half could be found: Emerging Markets (MSCI Index +38%), Asia Pacific (MSCI Index +21%), and Japan (MSCI Index +20%) all had terrific returns, while returns in Europe (MSCI Index -3%) were a stark contrast. Thus, being in the right segment of the international market was the key to success.

                              Fund Performance
                              ----------------
                              The Growth Fund posted a 7% total return--a respectable return, but disappointing relative to its growth peers. Our investment style is to seek high quality companies with strong, predictable earnings growth. This approach tends to reduce volatility and downside risk, but can lag in periods when cyclical, economically sensitive companies are benefiting from accelerating earnings.

                              The Value Discovery Fund
                              posted a +4% total return--about in line with its small cap value peers. This performance is a tale of two quarters, as small cap value stocks (as measured by the Russell 2000 Value Index) declined 10% in the first quarter, only to rebound in the second quarter with 17% returns.

                              The International Growth Fund and the Emerging Markets Growth Fund were standout performers--both in absolute returns and relative to their peers. For the first half of the year, the International Growth Fund and the Emerging Markets Growth Fund posted total returns of 26% and 41%, respectively. These total returns compared with the 7% and 35% average returns among the Lipper International Fund Index and the Lipper Emerging Markets Fund Index, respectively.

                              In the fixed income markets, rates began to rise in the second quarter, with the Fed indicating a "bias toward raising interest rates." While this promises better yields in the coming months, the immediate impact was a decline in bond prices. Thus, the Income Fund only posted a year-to-date total return of -.4%.

                              The Ready Reserves Fund had a 4.39% total return during the first half, which was comparable to the 4.35% average return posted by other funds rated AAA by S&P.

                              Other News
                              Earlier this year, I had the privilege of joining the William Blair Mutual Funds as their new President. Over the coming months, we are planning to introduce several new funds and will be strengthening the communications and services to our shareholders. Rocky Barber will continue as the Funds' CEO and as the co-manager of the Growth Fund.
                              Thank you for investing with us.

                              /S/Marco Hanig



June 30, 1999                                              Semi-Annual Report  3

                           ----------------------------------------------------
                           GROWTH FUND
                           ----------------------------------------------------

                           ----------------------------------------------------
                           PERFORMANCE HIGHLIGHTS
                           ----------------------------------------------------

                           ----------------------------------------------------
                             6/30/99    1998     1997     1996     1995    1994
                           --------- -------  -------  -------  -------  ------

Growth Fund................     7.07%  27.15%   20.07%   17.99%   29.07%   6.45%
   S&P500 Index............    12.38   28.57    33.36    22.96    37.58    1.32
   Russell 2000 Index......     9.28   (2.55)   22.36    16.49    28.44   (1.82)
   Past performance does not predict future performance.


                           ----------------------------------------------------
                           INVESTOR INFORMATION
                           ----------------------------------------------------

                           ----------------------------------------------------
                           6/30/99(a)   1998     1997     1996     1995    1994
                           --------- -------  -------  -------  -------  ------

Ending Net
  Assets (in millions).....     $790    $742     $591     $502     $363    $218
Portfolio Turnover
  Rate(%)..................       45      37       34       43       32      46
Expense Ratio(%)...........      .84     .84      .84      .79      .65     .71

                           ----------------------------------------------------
                           (a) Rates are annualized.


                           ----------------------------------------------------
                           A LETTER FROM THE PORTFOLIO MANAGERS
                           ----------------------------------------------------
                           Dear Shareholders:

                           After a slow first quarter, the U.S. stock market
                           performed strongly and moved to new highs in June.
                           A strengthening economy and prospective earnings
                           acceleration more than compensated for modestly
                           higher interest rates. While this provided a good
                           foundation for the market's advance, it also
 [PHOTO OF ROCKY BARBER]   brought with it a shift in investor preferences
                           for economically sensitive, cyclical stocks rather than the higher quality, consistent growth companies that the Growth Fund invests in. The market advance also broadened in the second quarter to include smaller cap stocks, although these stocks still trail the large cap indices on a year to date basis.

                           For the six months, the Growth Fund advanced over
                           7% compared with 12% and 7% gains, respectively
                           for the S&P 500 and S&P Midcap indices. From a
                           fundamental earnings perspective, stocks of
       [PHOTO OF           companies held by the Fund have performed well,
  MARK A. FULLER III]      delivering results in line with our expectations.
                           This is quite consistent with our focus on companies exhibiting more predictable growth characteristics. With the economy recovering rapidly from the global financial panic last fall, however, stocks of companies held by the Fund have offered less upside earnings surprise that other parts of the market and have been somewhat neglected for the moment.

                           Within the Fund, our technology holdings performed very well, but we have resisted the most recent Internet craze. We feel more comfortable with proven companies that benefit from the high growth in technology and telecommunications markets but are not subject to the risks of extremely rapid change in business models and lack of key fundamental valuation parameters. Particular areas of emphasis includes telecom networking and infrastructure, semiconductors and technology services.

                           In the health care area, our underweighted position has been appropriate, as we have been concerned about the impact of new and changing government regulatory policies. Indeed, this sector has seen more than its fair share of disappointment this year, and as valuations become compelling, we are selectively looking to increase our exposure in pharmaceuticals, medical products and healthcare services.


4 William Blair Mutual Funds, Inc.                                June 30, 1999

                           The consumer sector has been a beneficiary of a strong economy and rising disposable income. The Fund has emphasized growth retailers and selected leisure time companies.

                           The pronounced performance leadership in recent years of the largest cap stocks has pushed their valuation to record levels, however, our flexibility to invest across a broad range of capitalization keeps many attractively valued stocks on our list. While mid cap stocks have not been in favor, we are selectively adding to these portfolio holdings due to their higher growth rates and low valuation.

                           The outlook for the second half of 1999 should see continued robust economic growth, low inflation and strong corporate earnings growth. However, yearly comparisons become more difficult and many cyclical stocks have priced in those improvements. The Y2K computer bug is now directly in front of us as well, and could be disruptive to the quarterly business trends in some areas of technology. We continue to work diligently in reviewing the Fund's holdings with respect to Y2K readiness.

                           We continue to be sensitive to the relationship between risk and reward, even though it is not currently fashionable. Thoughtful fundamental analysis and a long-term perspective will prove rewarding to investors, and we appreciate our shareholders who share this commitment.


                           /s/ Rocky Barber      /s/ Mark A. Fuller III
                           Rocky Barber          Mark A. Fuller III

                           ----------------------------------------------------
                           GROWTH FUND
                           ----------------------------------------------------

                           ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

                     Past performance does not predict future performance.

                     --------------------------------
                        AVERAGE ANNUAL TOTAL RETURN
                          (PERIOD ENDING 6/30/99)
                          1  Year          15.84%
                          5  Years         22.21%
                          10 Years         18.10%
                     --------------------------------

       Growth        $10,000  13,000  12,800  18,500  19,900  22,900  24,400  31,500  37,200  44,600  56,800  60,800
S&P 500 Index        $10,000  13,200  12,800  16,600  17,900  19,700  20,000  27,500  33,800  45,100  58,000  65,100


June 30, 1999                                             Semi-Annual Report  5

 ................................................................................
GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, JUNE 30, 1999 (all amounts in thousands) (unaudited)

----------------------------------------------------    --------
SHARES                                                   VALUE
----------------------------------------------------    --------
COMMON STOCKS
TECHNOLOGY--23.6%
    257      *A D C Telecommunications, Inc. .......    $ 11,705
    226      *Cisco Systems, Inc. ..................      14,603
    301      *Electronic Arts, Inc. ................      16,335
    169       Intel Corporation.....................      10,079
    284       Linear Technology Corporation.........      19,086
    279      *Microsoft Corporation.................      25,162
    223      *Oracle Corporation....................       8,298
    449      *Tellabs, Inc. ........................      30,309
    218       Texas Instruments, Inc. ..............      31,639
    177      *USWeb Corporation.....................       3,916
    271      *Xilinx, Inc. .........................      15,522
                                                        --------
                                                         186,654
                                                        --------
CONSUMER CYCLICALS--15.5%
    465      *Acxiom Corporation....................      11,583
     96      *C D W Computer Center.................       4,224
    270       Home Depot, Inc. .....................      17,372
    217       International Speedway Corporation....      10,289
    280      *Jones Lang LaSalle, Inc. .............       8,362
     94      *Kohl's Corporation....................       7,263
    237       Lowes Companies, Inc. ................      13,452
    988      *Office Depot, Inc. ...................      21,796
    375       Royal Caribbean Cruises, Ltd. ........      16,393
    132       Tribune Company.......................      11,509
                                                        --------
                                                         122,243
                                                        --------
APPLIED TECHNOLOGY--15.1%
    753       Automatic Data Processing, Inc. ......      33,119
    572      *Concord E F S, Inc. ..................      24,186
    313      *NOVA Corporation/Georgia..............       7,835
    161       Shared Medical Systems Corporation....      10,480
    306      *Sterling Commerce, Inc. ..............      11,176
    110      *Transaction Systems Architects........       4,286
    141       Vodafone Airtouch plc (ADR)...........      27,807
                                                        --------
                                                         118,889
                                                        --------
HEALTHCARE--12.3%
    223      *Amgen, Inc. ..........................      13,569
    132       Baxter International..................       7,984
    343      *Covance, Inc. ........................       8,201
    264      *Elan Corporation plc (ADR)............       7,331
    844      *Healthsouth Rehabilitation
                Corporation.........................      12,601
    268       Medtronic, Inc. ......................      20,878
    170       Merck & Co., Inc. ....................      12,565
    404       Omnicare, Inc. .......................       5,102
    214      *Quintiles Transnational Corporation...       8,973
                                                        --------
                                                          97,204
                                                        --------
FINANCIAL SERVICES--10.3%
     85       American International Group..........       9,915
    281       Associates First Capital Corp., Class
                "A".................................      12,474
    151       Federal Home Loan Mortgage
                Corporation.........................       8,729
    270       Heller Financial, Inc.................       7,509
    551       MBNA Corporation......................      16,885
    376       Mellon Bank Corporation...............      13,692
    141       State Street Boston Corporation.......      12,047
                                                        --------
                                                          81,251
                                                        --------

COMMON STOCKS--(CONTINUED)
----------------------------------------------------    --------
SHARES OR PRINCIPAL AMOUNT                              VALUE
----------------------------------------------------    --------
CAPITAL GOODS--7.8%
    230       Danaher Corporation...................    $ 13,343
     78       Illinois Tool Works, Inc. ............       6,421
    138       Molex, Inc............................       5,100
    380       Molex, Inc., Class "A"................      11,975
    486      *MSC Industrial Direct Co., Class
                "A".................................       4,978
    189       Pentair, Inc. ........................       8,670
     24      *Solectron Corporation.................       1,567
    244      *Zebra Technologies Corporation, Class
                "A".................................       9,391
                                                        --------
                                                          61,445
                                                        --------
CONSUMER STAPLES--7.4%
    167      *Clear Channel Communications, Inc. ...      11,520
    329       CVS Corporation.......................      16,836
    281      *U. S. Foodservice.....................      11,971
    397       Walgreen Company......................      11,668
    139      *Whole Foods Market, Inc. .............       6,685
                                                        --------
                                                          58,680
                                                        --------
TRANSPORTATION--2.4%
    297      *Heartland Express, Inc. ..............       4,869
    232      *Iron Mountain, Inc. ..................       6,644
    354      *Knight Transportation, Inc. ..........       7,571
                                                        --------
                                                          19,084
                                                        --------
TOTAL COMMON STOCK--94.4%
  (cost $431,802)...................................     745,450
                                                        --------

CONVERTIBLE BOND--.4%
 $4,700      The Sports Authority, Inc.,
               5.25% Subordinated Debentures,
               due 9/15/01 (cost $4,439)............       3,196
                                                        --------

CONVERTIBLE PREFERRED STOCK--1.2%
    565      Innkeepers USA Trust, 8.625%, Series A
               Cumulative Convertible Preferred
               Shares of Beneficial Interest, due
               9/15/01 (cost $14,112)...............       9,702
                                                        --------

SHORT-TERM INVESTMENTS
 $9,189      Associates Corp. of North America
               Demand Note, 4.60%, due 7/1/99.......       9,189
  4,500      Household Finance Corporation, 4.90%,
               due 7/9/99...........................       4,500
  5,000      G. E. Capital Corporation, 5.02%, due
               7./16/99.............................       5,000
  4,000      General Motors Acceptance Corporation,
               5.03%, due 7/23/99...................       4,000
  5,000      Ford Motor Credit Corporation, 5.15%,
               due 7/30/99..........................       5,000
  3,500      Household Finance Corporation, 5.15%,
               due 8/6/99...........................       3,500
                                                        --------
TOTAL SHORT-TERM INVESTMENTS--4.0%
  (cost $31,189)....................................      31,189
                                                        --------
TOTAL INVESTMENTS--100.0%...........................     789,537
CASH AND OTHER ASSETS, LESS LIABILITIES.............         248
                                                        --------
NET ASSETS--100.0%..................................    $789,785
                                                        ========

---------------

* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
 6  William Blair Mutual Funds, Inc.                               June 30, 1999

                           ----------------------------------------------------
                           VALUE DISCOVERY FUND
                           ----------------------------------------------------

                           ----------------------------------------------------
                           PERFORMANCE HIGHLIGHTS
                           ----------------------------------------------------
                               6/30/99        1998         1997
                           -----------  ----------  -----------

Value Discovery Fund.......       4.71%        .66%       33.46%
  Russell 2000 Index.......       9.28       (2.55)       22.36
  Past performance does not predict future performance.

                           ----------------------------------------------------
                           INVESTOR INFORMATION
                           ----------------------------------------------------

                           ----------------------------------------------------
                            6/30/99(a)        1998         1997      1996(b)
                           -----------  ----------  -----------  -----------
Ending Net Assets
  (in millions)............        $50         $45          $30           $2
Portfolio Turnover
  Rate(%)..................         36          78           69            -
Expense Ratio(%)...........       1.46        1.52         1.50(c)         -


                           ----------------------------------------------------
                           (a) Rates are annualized.
                           (b) For the period December 23, 1996 (Commencement
                               of Operations) to December 31, 1996.
                           (c) Without the waiver of expenses, the expense
                               ratio would have been 1.78%

                           ----------------------------------------------------
                           A LETTER FROM THE PORTFOLIO MANAGERS
                           ----------------------------------------------------
                           Dear Shareholders:

                           The Value Discovery Fund returned 17.49% for the
                           quarter ended June 30, 1999 vs. 15.55% for the
                           Russell 2000 benchmark*, 16.56% for the Russell
                           2000 Value** and 14.75% for the Russell 2000
                           Growth***. The Fund benefited from a modest
   [PHOTO GLEN KLECZKA]    recovery in small cap equity markets in the
                           second quarter after a very difficult first quarter. The Value Discovery Fund year-to-date total return is up 4.71% while the Russell 2000 is up 9.28%, the Russell 2000 Value is up 5.26% and the Russell 2000 Growth is up 12.82%.

                           The small cap investment climate at first glance was
  [PHOTO DAVID MITCHELL]   particularly challenging in the first half of 1999
                           for value-style managers. The growth-style year-to-date outperformed the value-style by 756 basis points. However, Internet stocks were significant contributors to growth stock outperformance. There are 51 Internet stocks in the Russell 2000 Growth and 52 in the Russell 2000 according to Prudential Securities Small Cap
                           Quantitative group. There are only a few in the Russell 2000 Value index. These stocks added 658 and
                           376 basis points to the respective performance of the Russell 2000 Growth and Russell 2000 indices according to Prudential Securities. That is, Internet stocks contributed 51% of the Russell 2000
                           Growth and 41% of the Russell 2000 total performance for the first half of 1999. Therefore, the investment performance year-to-date of the growth-style as measured by the Russell 2000 Growth and the value-style as measured by the Russell 2000
                           Value are more closely aligned when taking out the effect of Internet stocks. We believe Internet stocks continue to be a speculative niche in the financial markets even though speculators have been well rewarded for incurring substantial investment risk. On occasion speculation appears to be a compelling investment strategy validated by strong investment performance over extended periods of time. Speculation indeed begins to manifest itself as conventional investing. While many speculators remain convinced of the investment appeal of Internet stocks we continue to avoid them due to excessive market valuations for businesses incurring substantial losses on token revenue. Our investment philosophy remains consistent: Recognize the difference between investing and speculating and avoid the latter.

June 30, 1999                                             Semi-Annual Report  7

    [PHOTO CAPPY PRICE]    Importantly, the Internet effect could diminish
                           somewhat in the second half of 1999. Each year at this time the Frank Russell Company reconstitutes the Russell indices including the Fund's Russell
                           2000 benchmark. Approximately 26 Internet stocks left the Russell 2000 on the date of reconstitution, June 30, 1999. Internet stocks represented about
                           7.6% of the benchmark by weight at the end of the quarter. Many of the Internet stocks that saw substantial appreciation in the first half of 1999 are now too large for the Russell 2000 and have migrated to the Russell 1000. The new Internet constituents in the Russell 2000 are recent initial-public-offerings. The Russell 2000 post-reconstitution has approximately 90 Internet stocks with a reduced impact representing approximately 4.0% of the benchmark by weight.
                           Therefore, the Russell 2000 benchmark's Internet exposure has been reduced by almost half. We are hopeful this will result in less performance skewing and less volatility in the benchmark in the future.

                           On the economic front an important psychological inflection point has apparently been reached that could present challenges in the second half of 1999 and the first half of 2000. Investors are more vigilant for any macroeconomic indications of prospective inflation and its impact on Federal Reserve policy. Recall that the Fed stemmed the financial panic of late last year with three cuts in the fed funds rate, which added meaningful liquidity to financial markets. Financial markets have fully recovered from last fall's panic and now face renewed inflationary concerns. We believe the Fed's primary concern is with labor market pressures. As a result, the Fed just implemented a 25 basis point increase in the fed funds rate which could be the "opening shot" in a series of moves to stem prospective inflation. Notwithstanding the Fed's move to a neutral bias regarding further monetary tightening, preventing additional fed funds increases will depend on whether the economy slows sufficiently to stem any price pressures. As a result, markets will be more attuned to inflationary signs and will potentially be more volatile as economic indicators are released.

                           The Fund's attractive level of valuation positions us to take advantage of any continuing upturn in small stock performance. The Fund continues to trade at a meaningful discount to the market's valuation at roughly 11x next-twelve-months estimated earnings vs. 20x for the Russell 2000. The earnings growth rate of companies held by the Fund is projected to be over 12% over the next three years vs. 10% for the Russell 2000 and 8% at best for companies which the S & P 500 holds. Therefore, the Value Discovery Fund continues to trade at a discount valuation with a superior growth outlook. The weighted average market capitalization of the Fund is currently $625 million up from last year's $393 million due to a focus on purchasing larger companies and market appreciation. We currently hold 46 securities in the Fund.

                           In summary, the Value Discovery Fund is off to a decent start and trades at a very attractive valuation level. The past year for small cap investors has been one of the most challenging environments in a generation. Good earnings and consistent business performance are not immediately rewarded in the current environment for small cap stocks. Rather, many investors in the first half sold these same companies to chase the easy performance being generated by Internet stocks. That bet paid off and they made money with apparent ease. We anticipate a more favorable investing climate for small cap value investors during the second half of 1999.



                           /s/ Glen Kleczka  /s/ David Mitchell  /s/Cappy Price
                           Glen Kleczka      David Mitchell      Cappy Price

                           *   Russell 2000 definition

                           **  Russell 2000 Value definition

                           *** Russell 2000 Growth definition

8  William Blair Mutual Funds, Inc.                               June 30, 1999

                           ----------------------------------------------------
                           VALUE DISCOVERY FUND
                           ----------------------------------------------------

                           ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS

Value Discovery Fund  $10,000  9,700  11,100  14,000  13,300  15,000  14,600  12,000  13,400  12,000  14,100
  Russell 2000 Index  $10,000  9,500  11,000  12,700  12,200  13,500  12,800  10,300  11,900  11,300  13,000



June 30, 1999                                             Semi-Annual Report  9

 ................................................................................
VALUE DISCOVERY FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, JUNE 30, 1999 (all amounts in thousands) (unaudited)

-----------------------------------------------------  -------
SHARES                                                  VALUE
-----------------------------------------------------  -------
COMMON STOCKS
FINANCIAL SERVICES--30.0%
   111      A R M Financial Group, Inc. .............  $   941
    60      Amerus Life Holdings, Inc., Class "A"....    1,617
    59      *Annuity & Life Re Holdings, plc (ADR)...    1,319
    93      Brandywine Realty Trust..................    1,847
    19      Bank United Corporation, Class "A".......      756
   107      Equity One, Inc. ........................    1,054
    55      First Industrial Realty Trust............    1,523
   113      *Matrix Bancorp, Inc. ...................    1,578
    39      *Mony Group, Inc. .......................    1,279
    50      SCPIE Holdings, Inc. ....................    1,644
    99      *Seacoast Financial Services
            Corporation..............................    1,125
    22      Walden Residential Property, Inc. .......      477
                                                       -------
                                                        15,160
                                                       -------
CONSUMER DISCRETIONARY--19.2%
    85      *Brauns Fashion Corporation..............    1,218
    63      Cadmus Communications Corporation........      873
    84      *Happy Kids, Inc. .......................      734
    78      *International Total Services, Inc. .....      248
    41      *Michaels Stores, Inc. ..................    1,265
    88      Pier 1 Imports, Inc. ....................      984
   137      Pizza Inn, Inc. .........................      456
    49      Russ Berrie & Co., Inc. .................    1,215
    44      *Shoe Carnival, Inc. ....................      748
    39      *Sunglass Hut International, Inc. .......      667
    29      *Telespectrum Worldwide, Inc. ...........      225
    49      *United Stationers, Inc. ................    1,069
                                                       -------
                                                         9,702
                                                       -------
HEALTHCARE-RELATED SPECIALTIES--10.6%
    75      *First Health Group Corporation..........    1,630
    73      *Maxxim Medical, Inc. ...................    1,711
    62      *Quorum Health Group.....................      776
   171      *Response Oncology, Inc. ................      503
    49      *Sierra Health Services, Inc. ...........      706
                                                       -------
                                                         5,326
                                                       -------

MATERIALS--9.4%
   127      Easco, Inc. .............................    1,343
    54      *N C I Building Systems, Inc. ...........    1,148
    23      USG Corporation..........................    1,299
    58      Worthington Industries, Inc. ............      958
                                                       -------
                                                         4,748
                                                       -------

                           COMMON STOCKS--(CONTINUED)
-----------------------------------------------------  -------
             SHARES OR PRINCIPAL AMOUNT                 VALUE
-----------------------------------------------------  -------
PRODUCER DURABLES--8.4%
    36      *Denison International plc (ADR).........  $   547
    46      *Doncasters plc (ADR)....................      807
    51      *Kent Electronics Corporation............    1,011
    78      LSI Incorporated.........................    1,892
                                                       -------
                                                         4,257
                                                       -------

UTILITIES--5.2%
    45      Illinova Corporation.....................    1,221
    39      T N P Enterprises, Inc. .................    1,421
                                                       -------
                                                         2,642
                                                       -------

AUTOS AND TRANSPORTATION--5.0%
    40      *Landstar System, Inc. ..................    1,458
    78      *Stoneridge, Inc. .......................    1,049
                                                       -------
                                                         2,507
                                                       -------

TECHNOLOGY--2.2%
   178      *Overland Data, Inc. ....................    1,133
                                                       -------

CONSUMER STAPLES--2.0%
    34      Sanderson Farms, Inc.....................      477
    13      *Suiza Foods Corporation.................      536
                                                       -------
                                                         1,013
                                                       -------

MULTI-INDUSTRY--1.1%
    44      *Global Industrial Technologies, Inc. ...      531
                                                       -------

ENERGY--.9%
    15      *Cal Dive International, Inc. ...........      439
                                                       -------

TOTAL COMMON STOCK--94.0%
  (cost $40,415).....................................   47,458
                                                       -------
SHORT-TERM INVESTMENTS
$   29      Investors Bank & Trust Company
              Repurchase Agreement 4.25%, dated
              6/30/99, collateralized by U.S.
              Government security with a market value
              of $30, due 7/1/99 repurchase date
              (cost $29).............................       29
 1,277      Associates Corp. of North America Demand
              Note, 4.60%, due 7/1/99................    1,277
                                                       -------

TOTAL SHORT-TERM INVESTMENTS--2.6%
  (cost $1,306)......................................    1,306
                                                       -------

TOTAL INVESTMENTS--96.6%.............................   48,764

CASH AND OTHER ASSETS, LESS LIABILITIES--3.4%........    1,708
                                                       -------

NET ASSETS--100.0%...................................  $50,472
                                                       =======

---------------
* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
 10  William Blair Mutual Funds, Inc.                              June 30, 1999

                                ------------------------------------------------
                                INTERNATIONAL GROWTH FUND
                                ------------------------------------------------

                                ................................................
                                Performance Highlights
                                ................................................


                                --------------------------------------------------------------------------------
                                    6/30/99          1998         1997          1996          1995          1994
                                -----------  ------------  -----------  ------------  ------------  ------------

International Growth Fund.......      26.33%        11.46%        8.39%        10.20%         7.22%         (.04)%
   MCI AC WLD ex US Index*......       7.15         14.46         2.04          6.68          9.94          6.63
   Lipper International Index...       6.90         12.66         7.27         14.43         10.02          (.74)
   Past performance does not predict future performance.

                                ................................................................................
                                Investor Information
                                ................................................................................

                                --------------------------------------------------------------------------------
                                 6/30/99(a)          1998         1997          1996          1995          1994
                                -----------  ------------  -----------  ------------  ------------  ------------
Ending Net Assets (in millions).       $191          $140         $129          $105           $90           $70
Portfolio Turnover Rate (%).....        149            98          102            89            77            40
Expense Ratio (%)...............       1.33          1.36         1.43          1.44          1.48          1.51


                                --------------------------------------------------------------------------------
                                *Morgan Stanley Capital International All Country World (Free) except U.S. Index.
                                (a) Rates are annualized.

                                ------------------------------------------------
                                A LETTER FROM THE PORTFOLIO MANAGER
                                ------------------------------------------------


                                Dear Shareholders:

                                A gradual readjustment of global growth
                                expectations back toward normal levels meant
          [PHOTO OF             generally stronger equity markets and weaker
      W. GEORGE GREIG]          bond markets during the first half of 1999.
                                Ample liquidity flows provided by central banks and continued strong domestic demand growth in the U.S. proved an effective countermeasure against the deflationary influences of 1998's financial shocks. The International Growth Fund showed relatively strong gains during the first half, returning a 26.3% total return versus a return of 7.2% for the benchmark MSCI
                                All-Country World ex US Index.

                                Global equity market leadership rotated towards Asia and emerging markets, as shown in the following index data:

                                     Index Returns, 1999 through June 30

                                     MSCI Emerging Markets (Free)          38.4%
                                     MSCI Asia Pacific                     21.2
                                     MSCI Japan                            20.3
                                     MSCI World                             7.9
                                     MSCI Europe                           -3.2
                                ------------------------------------------------

                                Resurgent emerging markets in Asia moved into a virtuous circle of current account surpluses, strengthening currencies, declining inflation and interest rates and capital inflows--all of which contributed not only to liquidity-driven market gains but also to encouraging signs of economic recovery. At mid-year, the growth outlook in virtually every Asian economy is far better than it appeared six months ago. Similarly, in Latin America, the specter of a destabilizing devaluation in Brazil has largely given way to improving recovery prospects as the government has been able to significantly cut real rates and inflation has receded after only a brief uptick. Improvements in industrial commodity pricing have helped basic industry earners in emerging economies worldwide without significantly affecting the inflation outlook. The International Growth Fund has continued to benefit from an overweight position in global emerging markets.

                                Japan, officially pronounced all but
                                economically dead in 1998, began to show signs of life this year. Government initiatives in bank recapitalization, tax cuts, and regulatory reform complemented the effects of fiscal stimulus to produce a strong (albeit exaggerated) first quarter growth showing. Corporate efforts in restructuring began to take clearer shape, and foreign investors now believe that the potential improvement in corporate performance is worth betting on--as evidenced by the fact that foreign ownership of Japanese stocks recently reached a new high. Particularly strong in the Japanese market, as well as in the International Growth Fund, during the first half were high-quality smaller companies, as investors rewarded entrepreneurial companies with `economy-proof' growth and shareholder-value motivation.

                                Source: MSCI. Returns are with gross dividends reinvested, expressed in U.S. dollars.

June 30, 1999                                              Semi-Annual Report 11

                                For Europe, however, sluggish growth and an unexpected decline in the single currency weakened the markets' rate of gain. In spite of central bank easings both at the European Central Bank and the Bank of England, bond rates backed up in concert with U.S. yields. On the other hand, corporate restructuring, outsourcing and technology adoption all continue apace in Europe. The longer term effects of financial integration should be felt in the form of a substantially more efficient cost-price structure throughout the European economy. The results of this efficiency will be higher profitability, lower inflation (probably remaining lower than in the U.S.) and continuing low interest rates. Our portfolio holdings emphasize telecommunications, information technology and retailers as beneficiaries of these themes.


                                /S/ W. George Greig

                                ................................................
                                International Growth Fund
                                ................................................


                                Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                Past performance does not predict future perfomance

                                ----------------------------
                                AVERAGE ANNUAL TOTAL RETURN
                                  (PERIOND ENDING 6/30/99)

                                   1 Year             22.6%
                                   5 Years            11.8%
                                   Since Inception
                                   (10/1/92)          14.1%
                                ----------------------------

International
  Growth Fund       10,000 10,100 11,400 13,500 14,000 13,500 13,300 14,500 15,700 16,000 18,500 17,300 19,900 19,300 24,400
MSCI All Country
  Word ex-US        10,000  9,900 11,300 13,700 13,700 13,600 14,000 15,000 16,300 17,200 19,600 18,400 21,300 20,800 22,200
Lipper Internation
  Index             10,000  9,700 11,900 13,100 14,000 13,900 14,300 15,300 16,100 16,000 18,400 16,700 18,700 19,100 20,500


12 William Blair Mutual Funds, Inc.                                June 30, 1999

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, JUNE 30, 1999 (all amounts in thousands) (unaudited)

----------------------------------------------------   --------
SHARES                                                  VALUE
----------------------------------------------------   --------
COMMON STOCKS
EUROPE--30.4%

AUSTRIA--0.1%
      10      Sanochemia Pharmazeutika AG
                (Biotechnology).....................   $    215
                                                       --------

DENMARK--1.6%
      24      Falck A/S (Safety and security
                services)...........................      1,923
      45      Lundbeck A/S (Neurological
                pharmaceuticals)....................      1,211
                                                       --------
                                                          3,134
                                                       --------

FINLAND--5.0%
      25      JOT Automation Group Oyj (Automated
                production systems).................      1,014
      80      Nokia Oyj (Telecommunications
                equipment)..........................      7,020
      15      PMJ Automec Oyj (Automated assembly
                equip.).............................        486
      50      Sonera Grp Oyj (Telecommunications
                services)...........................      1,094
                                                       --------
                                                          9,614
                                                       --------

FRANCE--4.1%
       6      Altran Technologies (Aerospace
                technology).........................      1,454
      22      Cegedim (Healthcare database
                service)............................      1,014
      95      Genset - ADR (Gene therapy
                products)...........................      1,484
      10      Hermes International (Fashion
                apparel)............................      1,001
      51      Transgene - ADR (Gene therapy
                products)...........................        523
      30      Vivendi (Industrial service)..........      2,433
                                                       --------
                                                          7,909
                                                       --------

GERMANY--3.1%
      40      Kamps AG (Baked goods and frozen food
                items)..............................      1,631
      10      Qiagen NV (Biotechnology equipment)...        666
      15      Rhoen-Klinikum AG (Health care
                operator)...........................      1,494
      30      Sixt AG (Automobile rental and
                leasing)............................      2,100
                                                       --------
                                                          5,891
                                                       --------

IRELAND--1.7%
     101      CRH PLC (Building materials)..........      1,784
      26      Ryanair Holdings plc - ADR (Passenger
                airline services)...................      1,378
                                                       --------
                                                          3,162
                                                       --------

ITALY--2.7%
      75      Autogrill SpA (Restaurant operator)...        775
     730      Banca Nazionale Lavoro (Banking)......      2,305
     400      Credito Emiliano (Investment
                banking)............................      1,077
     700      Parmalat Finanziaria SpA (Services and
                industrial investments).............        913
                                                       --------
                                                          5,070
                                                       --------

----------------------------------------------------   --------
SHARES                                                  VALUE
----------------------------------------------------   --------
EUROPE--(CONTINUED)

NETHERLANDS--3.5%
      20      Benckiser NV (Consumer goods).........   $  1,069
      80      Computer Management Group (IT
                services)...........................      2,106
      35      Draka Holding NV (Wire and cable
                manufacturer).......................      1,312
      55      Libertel NV (Mobile telephone
                services)...........................      1,079
      45      Unique International NV (Temporary
                staffing)...........................      1,099
                                                       --------
                                                          6,665
                                                       --------

NORWAY--1.0%
     180      Tandberg Television ASA (Digital
                broadcast equipment)................      1,851
                                                       --------

SPAIN--3.0%
      40      Cortefiel SA (Apparel design and
                sale)...............................      1,053
     100      Mecalux SA (Materials handling and
                storage)............................        862
       5      Sol Melia SA (Hotel management).......      2,114
      80      Superdiplo SA (Supermarket chain).....      1,776
                                                       --------
                                                          5,805
                                                       --------

SWEDEN--2.9%
      50      BT Industries AB (Materials handling
                equipment)..........................        863
     150      Mandator AB (IT consulting and
                solutions)..........................        999
      60      Modern Times Group (Publishing).......      1,304
      40      Pharmacia and Upjohn Inc.
                (Pharmaceutical and healthcare
                products)...........................      2,273
                                                       --------
                                                          5,439
                                                       --------

SWITZERLAND--1.7%
       3      Belimo Automation AG (Ventilation
                controls)...........................        914
       8      Swisslog Holdings AG (Logistics
                systems)............................        969
       3      Zurich Allied AG (Multi-line
                insurance)..........................      1,423
                                                       --------
                                                          3,306
                                                       --------

UNITED KINGDOM--12.7%
      90      Allied Zurich (Multi-line
                insurance)..........................      1,131
     100      Bank of Scotland (Banking)............      1,323
     190      Capita Group PLC (Commercial
                services)...........................      1,965
      75      Colt Telecom PLC
                (Telecommunications)................      1,536
      55     *Energis PLC (Business
                Communications).....................      1,311
     150      Filtronic PLC (Cellular telecom
                equipment)..........................      1,764
     175      Hays PLC (Distribution/personnel
                services)...........................      1,821
     300      Invesys PLC (Automation
                engineering)........................      1,419
     300      Logica PLC (Computer software and
                service)............................      3,166
      75      Luminar PLC (Theme pubs and
                restaurants)........................      1,134
     230      Misys PLC (Computer systems)..........      1,973
     150      Shire Pharmaceuticals Group PLC
                (Prescription medicines)............      1,249
     145      Vodafone Airtouch PLC (Mobile
                telecommunications services)........      2,869
       8      Vodafone Airtouch PLC - ADR (Mobile
                telecommunications services)........      1,576
                                                       --------
                                                         24,237
                                                       --------

                See accompanying Notes to Financial Statements.
June 30, 1999                                            Semi-Annual Report   13

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, JUNE 30, 1999 (all amounts in thousands) (unaudited)

----------------------------------------------------   --------
SHARES                                                  VALUE
----------------------------------------------------   --------
CANADA--6.6%
     100      Anderson Exploration (Petroleum and
                natural gas)........................   $  1,309
     141      Berkely Petroleum Corporation (Oil and
                gas)................................      1,178
      55      Biochem Pharma Inc - ADR (Preventative
                pharmaceuticals)....................      1,031
      50      Four Seasons Hotels Inc. (Hotels).....      2,175
      40      Genesis Microchip Inc. - ADR
                (Semiconductors)....................        945
     100      Intrawest Corp. (Ski and resort
                operations).........................      1,529
      30      JDS Fitel (Fibreoptic components).....      2,507
     100      Trizec Hahn Corp. (Real estate).......      2,023
                                                       --------
                                                         12,697
                                                       --------

BAHAMAS--0.7%
      45      Steiner Leisure (Spa services)........      1,364
                                                       --------
JAPAN--19.4%
     470      Bank of Fukuoka Ltd. (Regional banking
                service)............................      1,976
       3      Bellsystem24 Incorporated
                (Telemarketing).....................      1,226
       1      Don Quijote Company (Retailer)........        126
       3      Don Quijote Company - new
                (Retailer)..........................        620
      15      Fast Retailing Co., Ltd.
                (Retail/apparel)....................      1,611
     200      Fujitsu Limited (Semiconductors)......      4,023
      10      Fujitsu Service and Support (IT
                services)...........................      1,514
      25      Joint Corporation (Real estate
                developer)..........................      1,435
       8      Kadokawa Shoten Publishing
                (Publisher).........................      1,633
      10      Megachips Corp (Electronic
                components).........................      1,074
       0      NTT Mobile Communications (Mobile
                telecommunications services)........        203
       3      NTT Mobile Communications - new
                (Mobile telecommunications
                services)...........................      3,480
      26      People Company, Ltd (Fitness clubs)...      1,221
      40      Ralse Company, Ltd (Supermarket
                chain)..............................      1,126
      30      Rohm Co., Ltd. (Semiconductor
                devices)............................      4,697
      10      Ryohin Keikaku Company, Ltd
                (Retail/specialty)..................      2,516
      60      Sanyo Coca Cola Bottling Co. (Beverage
                bottling)...........................      1,855
       5      Softbank Corporation (Software
                distribution).......................      1,012
       5      Shohkoh Fund and Co. (Commercial
                loans)..............................      3,908
      35      Yamada Denki (Large scale retail
                stores).............................      1,917
                                                       --------
                                                         37,173
                                                       --------

ASIA--7 5%

AUSTRALIA--1.4%
     190      Lend Lease Corp., Ltd. (Insurance and
                financial services).................      2,608
                                                       --------

HONG KONG--4.7%
   4,053      CDL Hotels Intl (Hotel owner and
                operator)...........................      1,698
     225      Cheung Kong (Property development)....      2,001
   2,750      Esprit Holdings Ltd. (Apparel
                manufacturer).......................      1,861
     500      Li and Fung Limited (Investment
                holding company)....................      1,199
     600      Smartone Telecommunications (Mobile
                telecommunications services)........      2,134
                                                       --------
                                                          8,893
                                                       --------

----------------------------------------------------   --------
SHARES                                                  VALUE
----------------------------------------------------   --------
ASIA--(CONTINUED)

NEW ZEALAND--0.4%
     200      Warehouse Group Limited (Retail)......   $    778
                                                       --------

SINGAPORE--1.0%
     350      Avimo Group Limited (Precision
                optics).............................        570
      20      Pacific Internet (Internet access
                services)...........................        948
     450      ST Engineering (Engineering/RandD)....        510
                                                       --------
                                                          2,028
                                                       --------

EMERGING ASIA--5.9%

CHINA--0.3%
   2,321      China Pharmaceutical Ent.
                (Pharmaceuticals)...................        470
     798      Shandong Intl Power Development Co. -
                H (Electric power plants)...........        180
                                                       --------
                                                            650
                                                       --------

INDIA--1.3%
      20      Cipla Limited (Chemicals and
                pharmaceuticals)....................        661
      15      Hero Honda Motors Ltd.
                (Motorcycles).......................        379
       9      NIIT Limited (Computer software)......        422
      33      Punjab Tractors Ltd. (Tractors).......        994
                                                       --------
                                                          2,456
                                                       --------

INDONESIA--0.7%
   2,500      PT Lautan Luas (Specialty
                chemicals)..........................        609
      35      PT Indosat - ADR (Telecommunications
                services)...........................        683
                                                       --------
                                                          1,292
                                                       --------

PHILIPPINES--0.3%
   2,250      SM Prime Holdings (Shopping mall
                operator)...........................        507
                                                       --------

SOUTH KOREA--1.5%
      40      LG Chemical (Petrochemicals)..........      1,089
      20      Samsung Securities Co (Investment
                banking)............................      1,057
      35      Shinhan Bank - GDR (General
                banking)............................        779
                                                       --------
                                                          2,925
                                                       --------

TAIWAN--1.5%
     815      Bank Sinopac (Banking and
                financing)..........................        568
     388      Evergreen Marine (Ship transports)....        485
     150      President Chain Store Corp. (7-11
                operator)...........................        508
     351      TSMC (Semiconductors).................      1,343
                                                       --------
                                                          2,904
                                                       --------

THAILAND--0.3%
      23      Grammy Entertainment (Entertainment
                producer)...........................         78
     150      Pizza Co., Ltd. (Restaurant
                operator)...........................        526
                                                       --------
                                                            604
                                                       --------

EMERGING EUROPE, MID-EAST, AFRICA--3.0%

EGYPT--0.2%
      20      MobiNil (Mobil telephone services)....        450
                                                       --------

                See accompanying Notes to Financial Statements.
 14  William Blair Mutual Funds, Inc.                              June 30, 1999

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, JUNE 30, 1999 (all amounts in thousands) (unaudited)

----------------------------------------------------   --------
SHARES                                                  VALUE
----------------------------------------------------   --------
EMERGING EUROPE, MID-EAST, AFRICA--(CONTINUED)
GREECE--0.3%
      30      Maillis (Packing and plastic
                materials)..........................   $    570
                                                       --------

HUNGARY--0.3%
      11      Gedeon Richter RT (Pharmaceuticals)...        479
                                                       --------
POLAND--0.4%
      25      Softbank (Financial software
                provider)...........................        867
                                                       --------
SOUTH AFRICA--1.6%
      74      Imperial Holdings Ltd. (Auto rental
                and leasing)........................        730
   1,393      Metro Cash and Carry (Food
                wholesale)..........................      1,153
      95      Specialised Outsourcing (Outsourcing
                services)...........................        664
     160      Theta Group Ltd. (Consumer banking and
                loans)..............................        576
                                                       --------
                                                          3,123
                                                       --------

TURKEY--0.2%
  21,000      Akbank T.A.S. (Banking and
                investments)........................        309
                                                       --------

LATIN AMERICA--3.4%

BRAZIL--1.3%
      60      Tele Norte Leste Participacoes S.A. -
                ADR (Local telecommunications
                services)...........................      1,114
      45      Tele Sudeste Celular Participacoes
                S.A. - ADR (Cellular
                telecommunications services)........      1,308
                                                       --------
                                                          2,422
                                                       --------
MEXICO--2.1%
     150      Consorcio ARA S.A. (Housing
                developers).........................        602
     140      Corporacion Interamericana de
                Entretenim S.A. (Live special shows
                promoters)..........................        455
     172      Grupo Carso Global Telecom - A1
                (Telecommunications)................      1,085
     600      Grupo Financiero Banorte S.A.
                (Financial services)................        875
     350      Grupo Modelo S.A. (Brewery)...........        995
                                                       --------
                                                          4,012
                                                       --------
TOTAL COMMON STOCK--89.6%
  (cost $133,922)...................................    171,409
                                                       --------

----------------------------------------------------   --------
SHARES OR PRINCIPAL AMOUNT                              VALUE
----------------------------------------------------   --------
EMERGING EUROPE, MID-EAST, AFRICA--(CONTINUED)

PREFERRED STOCKS

BRAZIL--1.6%
   1,033      EMBRAER - PN (Aircraft
                manufacturer).......................   $  1,749
  35,000      Gerdau S.A. (Specialty steel).........        582
  27,500      Votorantim Celulose y Papel (Paper)...        791
                                                       --------
                                                          3,122
                                                       --------

GERMANY--0.3%
      15      Fielmann AG (Optical retailer)........        556
                                                       --------
TOTAL PREFERRED STOCK--1.9%
  (cost $2,629).....................................      3,678
                                                       --------

WARRANTS, RIGHTS, AND OTHER ISSUES

PHILIPPINES--0.3%
   1,000      Jollibee Foods Corp (Fast food
                restaurants)........................        512
                                                       --------
SOUTH KOREA--0.1%
       5      Samsung Securities Co (Investment
                banking)............................         98
                                                       --------
UNITED KINGDOM
       8      Luminar PLC (Theme pubs and
                restaurants)........................         34
                                                       --------

WARRANTS, RIGHTS, AND OTHER ISSUES--0.4%
  (cost $316).......................................        644
                                                       --------
SHORT-TERM INVESTMENTS
$  9,222      Investors Bank & Trust Company
                Repurchase Agreement 4.25%, dated
                June 30, 1999, collateralized by
                U.S. Government securities with a
                market value of $9,684, July 1, 1999
                repurchase date (cost $9,222).......      9,222
     699      Associates Corp. of North America
                Demand Note, 4.60%, due 7/1/99......        699
                                                       --------
TOTAL SHORT-TERM INVESTMENTS--5.2%
  (cost $9,921).....................................      9,921
                                                       --------
TOTAL INVESTMENTS--97.1%............................    185,652

CASH AND OTHER ASSETS, LESS LIABILITIES--2.9%.......      5,527
                                                       --------
NET ASSETS--100.0%..................................   $191,179
                                                       ========

---------------
* Non-income producing securities
GDR = Global Depository Receipt
ADR = American Depository Receipt

At June 30, 1999 the Fund's Portfolio of Investments includes the following categories:
Commercial Services - 2%; Consumer Durables - 3%; Consumer Non-Durables - 8%; Consumer Services - 3%; Electronic Technology - 5%; Energy - 7%; Finance - 23%; Health Services - 1%; Health Technology - 6%; Industrial Services - 1%; Metal and Mining - 3%; Process Industries - 11%; Producer Manufacturing - 4%; Retail Trade - 4%; Technology Services - 1%; Transportation - 2%; and Utilities - 16%

                See accompanying Notes to Financial Statements.

June 30, 1999                                            Semi-Annual Report   15

                                ------------------------------------------------
                                EMERGING MARKETS GROWTH FUND
                                ------------------------------------------------

                                ................................................
                                Performance Highlights
                                ................................................


                                ------------------------------------------------

                                             6/30/99                                     12/31/98(b)
                                ------------------------                              --------------

Emerging Markets Growth Fund...               41.55%                                         (23.70)%
   Morgan Stanley Capital
       International Emerging
     Markets (Free) Index......               39.87                                          (28.92)
   Past performance does not predict future performance.

                                ...................................................................................
                                Investor Information
                                ...................................................................................

                                -----------------------------------------------------------------------------------
                                          6/30/99(a)                                     12/31/98(b)
                                ------------------------                              --------------

Ending Net Assets (in millions..            $5                                                   $4
Portfolio Turnover Rate(%)......           261                                                  226(a)
Expense Ratio(%)................          2.25(a)(c)                                           2.25(a)(c)


                                -----------------------------------------------------------------------------------
                                (a) Rates are annualized.
                                (b) For the period May 1, 1998 (Commencement of
                                Operations) to December 31, 1998.
                                (c) Without the waiver of expenses in 1999 and
                                1998, the expense ratio would have been 4.29%
                                and 6.35%, respectively.

                                -----------------------------------------------
                                A LETTER FROM THE PORTFOLIO MANAGERS
                                -----------------------------------------------

                                Dear Shareholders:


                                During the second quarter, emerging market
                                economies and stock markets continued to bounce
                                back from the crisis levels of 1998, with the
                                MSCI Emerging Markets Free index returning 24.4%
        [PHOTO OF               for the quarter. Asia outperformed the other
      W. GEORGE GREIG]          regions on the back of continued corporate
                                restructuring, declining interest rates and
                                improving commodity prices. Indonesia was the
                                best performing equity market in the world
                                during the second quarter (up 121% in U.S.$) as
                                investors became more optimistic about the
                                prospects for a peaceful and fair election in
                                June. It is notable that essentially all of the
                                Asian economies are now showing signs of growth
                                now that banking recapitalization programs have
                                been implemented in all of the ailing systems.
                                The issues relating to industrial over-capacity,
                                which helped precipitate the Asian crisis over
                                two years ago, will now allow these economies to
                                grow for the foreseeable future without being
        [PHOTO OF               impeded by capacity constraints.
      JEFFREY A. URBINA]
                                Emerging European economies and stock markets were somewhat less robust than in the first quarter due to their strong ties with the Western European economies, which have slowed from last year. All of the major Latin American markets showed acceptable returns, with the Brazilian economic problems proving to be less severe than originally anticipated and Mexico continuing to be fueled by a strong U.S.
                                economy.

                                -----------------------------------------------------------------------------------
                                Index Returns                   First Quarter, 1999           Second Quarter, 1999
                                -----------------------------------------------------------------------------------
                                Emerging Asia                           11.1%                          39.9%
                                Latin America                           12.9%                          16.1%
                                Eastern Europe & Mid East               14.3%                          12.3%
                                South Africa                            13.1%                          15.1%
                                MSCI EMF                                12.4%                          24.4%

                                -----------------------------------------------------------------------------------

                                Source: MSCI. Returns are with gross dividends reinvested, expressed in U.S dollars.

16 William Blair Mutual Funds, Inc.                                June 30, 1999

                                The Emerging Market Growth Fund outperformed the index for the second quarter returning 36.5% due primarily to an overweight position in Indonesia and stock selection in Brazil. The Fund has returned 41.6% year to date versus 39.9% for the index.

                                Going into the second half of 1999, global liquidity conditions remain generally favorable for emerging market stocks. However, the recent move by the U.S. Federal Reserve to tighten will likely restrain the exuberant Asian rallies of the second quarter. China continues to be focused on reflating its economy. The specter of a sudden devaluation of the renminbi remains a possibility as China's export performance continues to weaken. Perhaps more significantly, it now appears to be Chinese policy to inflate the domestic stock market, in an attempt to boost personal consumption via a "wealth effect" (who says Zhu Rongji did not learn anything from his visit to the U.S. in April!). Although there may be some short-term benefits for investors, there are signs that the government is creating an unsustainable "bubble" since the economic fundamentals do not seem to warrant the 63% increase in the China index year to date. While the Brazilian recession has been less severe than originally anticipated, sustainable growth will only be achieved in this key Latin American market once the government solves its budgetary problems. Elections held in June were remarkably problem free in both Indonesia and South Africa and bode well for both countries from both a social as well as economic perspective. Our portfolio holdings continue to focus on telecommunications, technology and domestic consumption/recovery themes.

                                /s/W. George Greig
                                /s/Jeffery A. Urbina

                                ------------------------------------------------
                                EMERGING MARKETS GROWTH FUND
                                ------------------------------------------------

                                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

                                Past performance does not predict future performance

                                -------------------------------
                                  AVERAGE ANNUAL TOTAL RETURN
                                    (PERIOD ENDING 6/30/99)
                                  1 Year           24.14%
                                  Since Inception
                                  (5/1/98)          6.82%
                                -------------------------------

Emerging Markets
Growth Fund        $10,000       8,700       6,640        7,630         10,800
MSCI EMF Index     $10,000       7,660       6,020        7,108          9,900

June 30, 1999                                              Semi-Annual Report 17

 ................................................................................
EMERGING MARKETS GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, JUNE 30, 1999 (all amounts in thousands) (unaudited)

------------------------------------------------------   ------
SHARES                                                   VALUE
------------------------------------------------------   ------
COMMON STOCKS
ASIA--38.5%

CHINA--2.3%
   202      China Pharmaceutical Ent.
              (Pharmaceuticals).......................   $   46
   379      *Shandong Intl Power Development Co. - H
              (Electric power plants).................       77
                                                         ------
                                                            123
                                                         ------
INDIA--8.2%
     4      Cipla Limited (Chemicals and
              pharmaceuticals)........................      116
     4      Hero Honda Motors Ltd. (Motorcycles)......       95
     2      NIIT Limited (Computer software)..........      103
     4      Punjab Tractors Ltd. (Tractors)...........      122
                                                         ------
                                                            436
                                                         ------
INDONESIA--4.1%
   500      PT Lautan Luas (Specialty chemicals)......      122
     5      PT Indosat - ADR (Telecommunications
              services)...............................       98
                                                         ------
                                                            220
                                                         ------
PHILIPPINES--2.1%
   500      SM Prime Holdings (Shopping mall
              operator)...............................      113
                                                         ------
SOUTH KOREA--9.0%
     6      LG Chemical (Petrochemicals)..............      163
     3      Samsung Securities Co (Investment
              banking)................................      149
     8      *Shinhan Bank--GDR (General banking)......      167
                                                         ------
                                                            479
                                                         ------
TAIWAN--10.5%
   170      Bank Sinopac (Banking and financing)......      118
    82      Evergreen Marine (Ship transports)........      103
    30      President Chain Store Corp. (7-11
              operator)...............................      102
    62      *TSMC (Semiconductors)....................      236
                                                         ------
                                                            559
                                                         ------
THAILAND--2.3%
     5      Grammy Entertainment (Entertainment
              producer)...............................       15
    30      Pizza Co., Ltd. (Restaurant operator).....      105
                                                         ------
                                                            120
                                                         ------
LATIN AMERICA--17.9%

BRAZIL--3.5%
    10      Tele Norte Leste Participacoes S.A. - ADR
              (Local telecommunications services).....      186
                                                         ------
MEXICO--14.4%
    30      *Consorcio ARA S.A. (Housing
              developers).............................      120
    25      *Corporacion Interamericana de Entretenim
              S.A. (Live special shows promoters).....       81
    25      Grupo Carso Global Telecom - A1
              (Telecommunications)....................      158
   150      *Grupo Financiero Banorte S.A. (Financial
              services)...............................      219
    65      Grupo Modelo S.A. (Brewery)...............      185
                                                         ------
                                                            763
                                                         ------
EUROPE, MID-EAST, AFRICA--22.9%

EGYPT--2.1%
     5      *MobiNil (Mobil telephone services).......      113
                                                         ------

------------------------------------------------------   ------
SHARES OR PRINCIPAL AMOUNT                               VALUE
------------------------------------------------------   ------
COMMON STOCKS--(CONTINUED)
GREECE--2.4%
     7      Maillis (Packing and plastic materials)...   $  127
                                                         ------
HUNGARY--2.0%
     3      Gedeon Richter RT (Pharmaceuticals).......      109
                                                         ------
POLAND--2.6%
     4      Softbank (Financial software provider)....      139
                                                         ------
SOUTH AFRICA--12.4%
    15      Imperial Holdings Ltd. (Auto rental and
              leasing)................................      144
   250      Metro Cash & Carry (Food wholesale).......      207
    19      Specialised Outsourcing (Outsourcing
              services)...............................      129
    50     *Theta Group Ltd. (Consumer banking and
              loans)..................................      180
                                                         ------
                                                            660
                                                         ------
TURKEY--1.4%
 5,000      Akbank T.A.S. (Banking and investments)...       73
                                                         ------
TOTAL COMMON STOCK--79.3%
  (cost $3,616).......................................    4,220
                                                         ------
PREFERRED STOCKS

BRAZIL--8.9%
   124      EMBRAER - PN (Aircraft manufacturer)......      210
 7,000      Gerdau S.A. (Specialty steel).............      116
 5,000      Votorantim Celulose y Papel (Paper).......      144
                                                         ------
                                                            470
                                                         ------
TOTAL PREFERRED STOCK--8.9%
  (cost $315).........................................      470
                                                         ------
WARRANTS, RIGHTS, AND OTHER ISSUES

PHILIPPINES--1.9%
   200      *Jollibee Foods Corp (Fast food
              restaurants)............................      101
                                                         ------
SOUTH KOREA--0.5%
     1      *Samsung Securities Co (Investment
              banking)................................       24
                                                         ------
WARRANTS, RIGHTS, AND OTHER ISSUES--2.4%
  (cost $63)..........................................      125
                                                         ------
SHORT-TERM INVESTMENTS
$  265      Investors Bank & Trust Company Repurchase
              Agreement, 4.25%, dated June 30, 1999,
              collateralized by U.S. Government
              securities with a market value of $278
              (cost $265).............................      265
   631      Associates Corp. of North America Demand
              Note, 4.60%, due 3/1/99.................      631
                                                         ------
TOTAL SHORT-TERM INVESTMENTS--16.8%
  (cost $896).........................................      896
                                                         ------
TOTAL INVESTMENTS--107.4%.............................    5,711

LIABILITIES, PLUS CASH AND OTHER ASSETS--(7.4%).......     (393)
                                                         ------
NET ASSETS--100.0%....................................   $5,318
                                                         ======

---------------
* Non-income producing securities
ADR = American Depository Receipt

At June 30, 1999 the Fund's Portfolio of Investments includes the following categories:
Commercial Services -- 1%; Consumer Durables -- 2%; Consumer
Non-Durables -- 19%; Consumer Services -- 2%; Electronic Technology -- 9%; Energy -- 6%; Finance -- 19%; Health -- 1%; Industrial Services -- 1%; Metals and Mining -- 8%; Process Industries -- 8%; Producer Manufacturing -- 4%; Retail Trade -- 4%; Technology Services -- 1%; Transportation -- 1%; and
Utilities -- 14%.

                See accompanying Notes to Financial Statements.

18  William Blair Mutual Funds, Inc.                              June 30, 1999

                           ----------------------------------------------------
                           INCOME FUND
                           ----------------------------------------------------

                           ----------------------------------------------------
                           PERFORMANCE HIGHLIGHTS
                           ----------------------------------------------------

                           ----------------------------------------------------
                              6/30/99   1998    1997     1996     1995    1994
                           ----------------------------------------------------

Income Fund................      (.40)% 7.07%   8.03%    3.07%   14.37%  (0.74)%
  Lehman Intermediate
    Govt./Corp. Index......      (.58)  8.44    7.87     4.05    15.33   (1.93)
  Past performance does not predict future performance.


                           ----------------------------------------------------
                           INVESTOR INFORMATION
                           ----------------------------------------------------

                           ----------------------------------------------------
                           6/30/99(a)   1998    1997     1996     1995    1994
                           ----------------------------------------------------

Ending Net Assets
  (in millions)............      $185   $188    $160     $150     $147    $144
Portfolio Turnover Rate(%).       104     96      83       66       54      63
Expense Ratio(%)...........       .68    .71     .71      .70      .68     .68


                           ----------------------------------------------------
                           (a) Rates are annualized.


                           ----------------------------------------------------
                           A LETTER FROM THE PORTFOLIO MANAGERS
                           ----------------------------------------------------

                           Dear Shareholders:

                           After a relatively uneventful January, the bond market experienced a very rough period from February through June. Interest rates rose pretty steadily
[PHOTO OF BENTLEY M. MYER] during this five-month period as the continuing strong growth of the economy led to a complete change in Federal Reserve Board policy. This culminated recently with the first increase in the federal funds rate in over two years.

                           U.S. Treasury notes and bonds had the best
[PHOTO OF JAMES S. KAPLAN] performance during the latter part of 1998 as the
                           Asian crisis led to a flight to only very high quality securities. That movement was reversed in the first half of 1999 as long maturity U.S. Treasury bonds had the worst returns among all of the sectors of the aggregate bond market. The more conservative part of the mortgage-backed market produced the best returns, with certain short maturity, fixed rate notes actually generating positive returns.

                           The Income Fund started the year with a little more cash than normal. In addition, U.S. Treasuries were underweighed while short maturity, fixed rate mortgage backed notes were overweighted. This helped the Fund outperform the Lehman Intermediate Government/Corporate Index during the first six months. The Fund's return did trail that of the Lipper Short-term Mutual Fund Index but that was basically due to the shorter average maturity/duration of that Index.

                           We maintained the monthly dividend of $.0525 per share through the first half of the year and it is expected to remain at that level through the third quarter of 1999. Finally, effective May 1, 1999, Jim Kaplan, who has worked with William Blair & Co., L.L.C. in the areas of fixed-income analysis, trading and portfolio strategy since 1994, became co-manager of both the Income Fund and the Ready Reserves Fund.


                           Bentley M. Myer          James S. Kaplan
                           /s/ Bentley M. Myer      /s/ James S. Kaplan


June 30, 1999                                            Semi-Annual Report  19

                           ----------------------------------------------------
                           INCOME FUND
                           ----------------------------------------------------

                           ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS


                    Past performance does not predict future performance

                    ------------------------------
                     AVERAGE ANNUAL TOTAL RETURN
                       (PERIOD ENDING 6/30/99)
                       1 Year             3.24%
                       5 Years            6.59%
                       Since Inception
                       (9/25/90)          7.38%
                    ------------------------------


      Income Fund  $10,000  10,300  10,800  12,000  12,400  12,800  13,600

  Lehman Intermed
Govt./Corp. Index   10,000  10,400  10,900  11,900  12,300  12,800  13,600

Lipper Short-Term
       U.S. Index   10,000  10,200  10,700  11,500  11,900  12,200  12,700


      Income Fund   13,800  13,600  13,700  14,900  15,700  15,700  16,200

  Lehman Intermed
Govt./Corp. Index   13,900  13,500  13,600  15,000  15,700  15,700  16,400

Lipper Short-Term
       U.S. Index   13,100  13,000  13,100  13,900  14,500  14,700  15,200


      Income Fund   16,700  17,500  18,100  18,700  18,700

  Lehman Intermed
Govt./Corp. Index   16,000  17,700  18,300  19,200  19,000

Lipper Short-Term
       U.S. Index   15,600  16,200  16,600  17,100  16,900


20  William Blair Mutual Funds, Inc.                             June 30, 1999

 ................................................................................
INCOME FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, JUNE 30, 1999 (all amounts in thousands) (unaudited)

----------------------------------------------------  --------
PRINCIPAL
AMOUNT                                                 VALUE
----------------------------------------------------  --------
U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
GUARANTEED OBLIGATIONS--56.1%

U.S. TREASURY--22.8%
$ 9,500    U.S. Treasury Note, 7.250%, due
             5/15/04................................  $ 10,083
  5,950    U.S. Treasury Note, 7.875%, due
             11/15/04...............................     6,505
  5,000    U.S. Treasury Note, 6.500%, due
             8/15/05................................     5,163
  4,550    U.S. Treasury Note, 6.875%, due
             5/15/06................................     4,799
 10,000    U.S. Treasury Note, 6.500%, due
             10/15/06...............................    10,337
  5,000    U.S. Treasury Note, 6.625%, due
             5/15/07................................     5,213
-------                                               --------
 40,000    Total U.S. Treasury Obligations..........    42,100
-------                                               --------

U.S. GOVERNMENT GUARANTEED OBLIGATIONS--1.9%

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION (GNMA)--1.4%
  2,507    #255840, 10.00%, due 10/15/09............     2,633
-------                                               --------
SMALL BUSINESS ADMINISTRATION--0.5%
     --    Receipt for Multiple Originator Fees, #3
             0.8450%, due 11/8/08 (Interest Only)
             WAC....................................       636
    318    Loan #100023, 9.375%, due 11/25/14.......       334
-------                                               --------
    318    Total Small Business Administration
-------      Obligations............................       970
                                                      --------

U.S. GOVERNMENT AGENCY GUARANTEED OBLIGATIONS--31.4%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)--12.8%
    610    #1429, Tranche K, FR, 11.231%, due
             1/15/07................................       616

  2,500    Note, 5.750% , due 4/15/08...............     2,385

  2,495    #1544, Tranche TM, 9.146%, due 7/15/08...     2,552
    642    #1600, Tranche SE, 8.4500% , due
             10/15/08...............................       648
  2,003    #1655, Tranche SC, FR, 8.005%, due
             12/15/08...............................     1,967
    317    #1625, Tranche SB, 9.500%, due
             12/15/08...............................       322
    372    #1662, Tranche T, FR, 7.945%, due
             1/15/09................................       374

  5,570    #1462, Tranche PK, 7.50%, due 7/15/21....     5,674

  2,286    #1608, Tranche SE, 8.959, due 6/15/23....     2,369

    240    #1542, Tranche S, 14.968%, due 7/15/23...       250
  1,416    #1611, Tranche MB, FR, 14.051%,   due
             11/15/23...............................     1,473

  5,000    #1904, Tranche C, 7.250%, due 8/15/24....     5,086
-------                                               --------
 23,451    Total FHLMC Mortgage Obligations.........    23,716
-------                                               --------

----------------------------------------------------  --------
PRINCIPAL
AMOUNT                                                 VALUE
----------------------------------------------------  --------
U.S. GOVERNMENT AGENCY GUARANTEED
OBLIGATIONS--(CONTINUED)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--18.6%
$ 5,500    Note, 6.00%, due 5/15/08.................  $  5,349
    996    1993-212, Tranche SG, 8.00%, due
             12/25/08...............................       999
  2,104    10.00%, due 9/1/09.......................     2,219
  1,433    10.50%, due 3/1/10.......................     1,517
  3,611    8.50%, due 8/1/12........................     3,768
  2,134    10.50%, due 1/1/13.......................     2,315
  1,365    11.50%, due 1/1/13.......................     1,503
  6,098    1993-250, Tranche A, 6.150%, due
             9/25/16................................     6,101
  3,385    1993-2, Tranche PH, 7.350%, due
             3/25/21................................     3,430
  4,750    1992-28, Tranche SB, 9.012%, due
             5/25/21................................     4,795
     11    1993-19, Tranche SH, 11.2339%, due
             4/25/23................................        12
    343    1994-72, Tranche SA, 9.75%, due
             4/25/24................................       349
  1,986    1997-42, Tranche EA, 7.25%, due
             3/18/26................................     2,011
-------                                               --------
 33,716    Total FNMA Mortgage Obligations..........    34,368
-------                                               --------
 99,992    Total U.S. Government and U.S. Government
-------      Agency Guaranteed Obligations..........
                                                       103,787
                                                      --------

                See accompanying Notes to Financial Statements.

June 30, 1999                                            Semi-Annual Report   21

 ................................................................................
INCOME FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, JUNE 30, 1999 (all amounts in thousands) (unaudited)

----------------------------------------   -----------   --------
                                               S&P
PRINCIPAL                                    RATING
AMOUNT                                     (unaudited)    VALUE
----------------------------------------   -----------   --------
COLLATERALIZED MORTGAGE OBLIGATIONS--24.3%
$  1,709    Prudential Home Securities,
              1992-13 Tranche B2,
              7.500%, due 6/25/07.......       AAA       $  1,723
     458    Polk Co. HFA, 1991-1,
              Tranche A-2, 9.550%, due
              1/15/11...................       AAA            470
   9,043    Morgan Keegan Funding I,
              L.P., 8.000%, due
              4/25/11...................       AA-          9,226
   5,000    Empire Funding, 1999-1,
              Tranche A2, 6.290%, due
              9/25/11...................       AAA          4,953
   1,804    DBL T 3 8.450%, due
              1/20/19...................       AAA          1,820
      70    Residential Finance Corp.,
              1991-11, Tranche A-2,
              10.000%, due 4/25/21......       AAA             70
     469    Resolution Trust Corp.,
              1992-2, Tranche A,
              7.9221%, due 8/25/21......        AA            481
      89    Resolution Trust Corp.,
              1991-3, Tranche A-2,
              10.372%, due 8/25/21......       AAA             89
   3,297    Bear, Stearns & Co.,
              1992-3B1 7.080%, due
              5/25/23...................        AA          3,339
   3,775    First Plus Home Loan 7.420%,
              due 5/10/24...............         A          3,387
   2,159    Countrywide Funding 8.500%,
              due 6/25/25...............         A          2,180
     385    Resolution Trust Corp.,
              1992-5, Tranche 5-C,
              8.621%, due 1/25/26.......        AA            396
   4,226    Green Tree Home Improvement,
              7.27%, due 6/15/28........         A          4,135
   3,703    Residential Asset
              Securities, 98, Tranche A
              6.75%, due 7/25/28........       AAA          3,681
   5,300    Country Wide Alt Loan,
              1999-1, Tranche A9 6.75%,
              due 6/25/29...............       AAA          5,118
   1,813    Goldman Sachs Mortgage
              Security, 99-1 B2 7.50%,
              due 1/19/39...............         A          1,794
   2,069    Goldman Sachs Mortgage
--------      Security, 99-1 B1 7.50%,
              due 1/19/39...............        AA          2,078
                                                         --------
  45,369    Total Collateralized
--------      Mortgage Obligations......                   44,940
                                                         --------

----------------------------------------   -----------   --------
                                               S&P
PRINCIPAL                                    RATING
AMOUNT                                     (unaudited)    VALUE
----------------------------------------   -----------   --------
CORPORATE OBLIGATIONS--15.4%
$  1,250    Sears, Roebuck Corp. Medium
              Term Note, 9.75%, due
              3/21/00...................        A-       $  1,287
   1,500    Household Finance Corp.
              Medium Term Note, 10.38%,
              due 12/15/00..............         A          1,589
   3,150    Ford Motor Credit Note,
              6.50%, due 2/28/02........        A+          3,175
   5,675    Xerox Capital Europe Note,
              5.75%, due 5/15/02........         A          5,593
   2,775    Amgen,Inc. Note, 6.50%, due
              12/1/07...................         A          2,743
   3,350    Applied Materials Inc. Note,
              6.75%, due 10/15/07.......      BBB+          3,296
   4,700    Cardinal Health Note, 6.25%,
              due 6/1/08................        A+          4,491
   2,750    Tribune Company Note, 5.50%,
              due 10/6/08...............        A+          2,502
   4,000    Merrill Lynch Note, 6.00%,
--------      due 2/17/09...............        AA          3,710
                                                         --------
  29,150    Total Corporate
              Obligations...............                   28,386
                                                         --------
--------
 174,511    TOTAL LONG TERM
--------      INVESTMENTS--95.8% (Cost
              $180,363).................                  177,113
                                                         --------

                  SHORT-TERM INVESTMENTS
   3,012    Associates Corp. of North
              America Demand Note,
              4.60%, due 7/1/99.........      A-1+          3,012
   3,000    General Electric Corporation
--------      4.84%, due 8/6/99.........      A-1+          3,000
                                                         --------
   6,012    TOTAL SHORT-TERM
--------      INVESTMENTS--3.2% (Cost
              $6,012)...................                    6,012
                                                         --------
$180,523    TOTAL INVESTMENTS--99.0%....                  183,125
========
            CASH AND OTHER ASSETS, LESS
              LIABILITIES--1.0%.........                    1,772
                                                         --------
            NET ASSETS--100.0%..........                 $184,897
                                                         ========

---------------
WAC = Weighted Average Coupon
 FR = Floating Rate

                See accompanying Notes to Financial Statements.

 22  William Blair Mutual Funds, Inc.                              June 30, 1999

                           ----------------------------------------------------
                           READY RESERVES FUND
                           ----------------------------------------------------

                           ----------------------------------------------------
                           PERFORMANCE HIGHLIGHTS
                           ----------------------------------------------------

                           ----------------------------------------------------
                           6/30/99(a)   1998    1997     1996     1995    1994
                           ---------- ------ ------- -------- -------- --------

Ready Reserves Fund........      4.39%  4.98%   5.01%    4.88%    5.46%   3.70%
  S&P-rated AAA Money
     Market Funds..........      4.34   4.95    5.00     4.87     5.45    3.64
  Past performance does not predict future performance.


                           ----------------------------------------------------
                           INVESTOR INFORMATION
                           ----------------------------------------------------

                           ----------------------------------------------------
                           6/30/99(a)   1998    1997     1996     1995    1994
                           ---------- ------ ------- -------- -------- --------

Ending Net Assets
  (in millions)............    $1,021 $1,189    $905     $761     $704    $521
Expense Ratio (%)..........       .68    .69     .70      .71      .72     .71
                           ----------------------------------------------------
                           (a) Rates are annualized.


                           ----------------------------------------------------
                           A LETTER FROM THE PORTFOLIO MANAGERS
                           ----------------------------------------------------
                           Dear Shareholders:

                           Money market interest rates remained fairly stable
                           during the first few months of 1999, even as the
                           economy showed signs of accelerating growth. At the
    [PHOTO OF              time, the consensus seemed to feel that the economy
BENTLEY M. MYER]           would slow as the year progressed. However, that
                           view changed as a series of reports indicated that there was quite a bit of momentum in the economy and that the recovery from the Asian crisis last year was complete. The Federal Reserve Board responded in late June by raising the federal funds rate.

                           The Ready Reserves Fund's average maturity was kept
    [PHOTO OF              at the shorter end of the normal forty to sixty day
JAMES S. KAPLAN]           range for the first part of 1999. More recently, the
                           process of extending the average maturity has begun as there is now a more normal difference between short-term and longer-term money market yields.
                           Additionally, about ten percent of the assets have been committed to high quality, floating rate notes that more quickly add yield during a period of rising rates. That commitment may be increased some if there appears to be a greater chance that the Fed will raise federal funds rates further.

                           The return for the period January 1 to June 30, 1999 was 4.39%, ahead of the 4.35% return of our peer group, the S&P rated AAA money market funds' average. Assets remained fairly stable at about $1.2 billion.


                           /s/ Bentley M. Myer    /s/ James S. Kaplan
                           Bentley M. Myer        James S. Kaplan



June 30, 1999                                           Semi-Annual Report  23

 ................................................................................
READY RESERVES FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, JUNE 30, 1999 (all amounts in thousands) (unaudited)

-------------------------------------------------    ----------
PRINCIPAL                                             AMORTIZED
AMOUNT                                                     COST
-------------------------------------------------    ----------
U.S. GOVERNMENT AGENCY GUARANTEED--8.4%
$    1,400    Agency for International
                Development, VRN--Peru
                5.009%, 8/1/99...................    $    1,400
    13,000    Agency for International
                Development, VRN--India
                5.339%, 7/6/99...................        12,943
    15,000    Federal Home Loan Bank VRN
                5.191%, 9/24/99..................        15,000
    15,000    Federal Home Loan Bank VRN
                5.000%, 1/11/00..................        15,000
    15,013    Federal Home Loan Mortgage Corp.,
                VRN 5.389%, 7/6/99...............        15,011
     2,632    Federal Home Loan Mortgage Corp.
                7.00%, 10/1/99...................         2,610
     1,305    Federal Home Loan Mortgage Corp.
                6.50%, 10/1/99...................         1,296
       837    Federal Home Loan Mortgage Corp.
                7.00%, 12/1/99...................           835
     6,587    Federal Home Loan Mortgage Corp.
                7.00%, 2/1/00....................         6,575
     9,996    Federal National Mortgage
                Association, VRN 5.299%,
                7/6/99...........................        10,000
       926    Federal National Mortgage
                Association
                6.50%, 10/1/99...................           922
     4,181    Federal National Mortgage
----------      Association
                7.00%, 2/1/00....................         4,181
                                                     ----------
    85,877                                               85,773
----------                                           ----------

              DEMAND NOTE
       400    Associates Corporation of North
----------      America, VRN 4.60%, 7/1/99.......           400
                                                     ----------
              VARIABLE RATE NOTE--4.9%
    10,000    General Motors Acceptance Corp, VRN
                5.018%-5.188%, 8/23/99-8/24/99...        10,004
    35,018    Household Finance Corp, VRN
                5.11%-5.304%, 8/17/99-9/21/99....        35,015
     5,002    National Rural Utilities
----------      Cooperative Finance Corporation,
                VRN
                5.006%, 7/28/99..................         5,001
                                                     ----------
    50,020                                               50,020
----------                                           ----------

              FIXED RATE NOTES--1.9%
     1,013    Norwest Financial Corp.
                6.375%, 10/1/99..................         1,003
     5,021    Paccar Financial Corporation
                6.217%, 7/7/99...................         5,000
    13,241    Wal-Mart Stores, Inc.
                6.125%, 10/1/99..................        13,237
----------                                           ----------
    19,275                                               19,240
----------                                           ----------


-------------------------------------------------    ----------
PRINCIPAL                                             AMORTIZED
AMOUNT                                                     COST
-------------------------------------------------    ----------
COMMERCIAL PAPER--84.8%

              MANUFACTURING--23.4%
$   41,562    DaimlerChrysler Finance
                Corporation, NA
                4.79%-4.94%, 7/19/99-8/31/99.....    $   41,332
    50,545    Ford Motor Credit Company
                4.79%-4.95%, 7/8/99-7/23/99......        50,460
    17,745    General Electric Capital
                Corporation
                4.81%-4.86%, 7/29/99-8/12/99.....        17,669
    38,182    General Electric Capital Services
                of Puerto Rico, Inc.
                4.82%-4.88%, 7/21/99-8/18/99.....        37,997
    48,004    General Electric Capital Services
                4.81%-5.13%, 7/7/99-10/4/99......        47,752
    37,963    General Motors Acceptance Corp.
                4.81%, 7/21/99-8/6/99............        37,826
     6,267    Paccar Financial Corporation
----------      5.030%, 9/10/99..................         6,205
                                                     ----------
   240,268                                              239,241
----------                                           ----------

              FINANCE--13.9%
    51,000    Associates Corporation of North
                America
                4.80%-4.92%, 7/2/99-8/4/99.......        50,899
    54,190    Associates First Capital
                Corporation
                4.81%-4.98%, 7/22/99-9/8/99......        53,881
    17,820    CIT Group Holdings
                4.81%-4.83%, 7/1/99-7/26/99......        17,809
    19,438    Household Finance Corporation
----------      4.86%-4.92%, 8/9/99-9/2/99.......        19,302
                                                     ----------
   142,448                                              141,891
----------                                           ----------

              INSURANCE--11.4%
    45,070    American General Corporation
                4.81%-4.94%, 7/23/99-9/2/99......        44,762
    41,110    American General Finance
                Corporation
                4.79%-5.16%, 7/12/99-10/7/99.....        40,849
     7,500    Aon Corporation
                4.91%-5.22%, 7/27/99-7/30/99.....         7,470
    23,623    Prudential Funding Corporation
----------      4.80%-5.04%, 7/12/99-9/20/99.....        23,400
                                                     ----------
   117,303                                              116,481
----------                                           ----------

              ENERGY--6.6%
    10,000    Atlantic Richfield & Company
                5.20%, 9/28/99...................         9,871
    42,535    Chevron U.K. Investment, plc
                4.80%-4.85%, 8/3/99-8/17/99......        42,316
    15,540    Haliburton Company
----------      4.81%-4.97%, 7/1/99-8/12/99......        15,494
                                                     ----------
    68,075                                               67,681
----------                                           ----------


                See accompanying Notes to Financial Statements.

 24  William Blair Mutual Funds, Inc.                              June 30, 1999

 ................................................................................
READY RESERVES FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, JUNE 30, 1999 (all amounts in thousands) (unaudited)

-------------------------------------------------    ----------
PRINCIPAL                                             AMORTIZED
AMOUNT                                                     COST
-------------------------------------------------    ----------
              COMMERCIAL PAPER--(CONTINUED)
              DRUGS/HEALTH--5.2%
$   53,196    Glaxo Wellcome plc
----------      4.80%-4.97%, 7/6/99-9/1/99.......    $   52,998
                                                     ----------

              UTILITIES--ENERGY & GAS--4.8%
    49,774    National Rural Utilities
----------      Cooperative Finance Corporation
                4.82%-5.05%, 7/23/99-10/4/99.....        49,359
                                                     ----------

              MEDIA/ENTERTAINMENT--4.6%
    37,900    Dun & Bradstreet, Inc.
                4.80%-4.81%, 7/9/99-7/20/99......        37,820
     9,200    McGraw Hill & Company
----------      5.04%, 9/14/99...................         9,103
                                                     ----------
    47,100                                               46,923
----------                                           ----------

              BROKERAGE--4.3%
    44,334    Merrill Lynch, Inc.
----------      4.80%-4.81%, 7/15/99-7/16/99.....        44,247
                                                     ----------

              ELECTRONIC/TECHNOLOGY--3.9%
    17,324    IBM Credit Corporation
                4.96%-5.03%, 8/25/99-8/27/99.....        17,188
     8,500    IBM Corporation
                4.98%, 9/3/99....................         8,425
     5,050    Motorola Credit, Inc.
                4.81%, 7/2/99....................         5,049
     8,860    Motorola, Inc.
----------      4.80%, 7/29/99-7/30/99...........         8,826
                                                     ----------
    39,734                                               39,488
----------                                           ----------


-------------------------------------------------    ----------
PRINCIPAL                                             AMORTIZED
AMOUNT                                                     COST
-------------------------------------------------    ----------
              COMMERCIAL PAPER--(CONTINUED)
              CHEMICAL/FOREST--3.6%
$    1,600    DuPont (E.I.) De Nemours & Company
                4.80%, 7/15/99...................    $    1,597
    35,962    Monsanto Company
----------      4.80%-5.00%, 8/11/99-10/6/99.....        35,674
                                                     ----------
    37,562                                               37,271
----------                                           ----------

              UTILITIES--TELEPHONE--2.3%
     6,000    AT&T Corporation
                4.81%, 7/28/99...................         5,978
    18,260    Bell South Telecommunications
----------      5.18%, 9/7/99....................        18,081
                                                     ----------
    24,260                                               24,059
----------                                           ----------

              FOOD/BEVERAGE/TOBACCO--0.8%
     6,600    Coca-Cola Company
                4.83%-4.88%, 7/19/99-8/13/99.....         6,568
     1,900    Hershey Foods Inc.
----------      5.05%, 9/8/99....................         1,881
                                                     ----------
     8,500                                                8,449
----------                                           ----------

   872,554    TOTAL COMMERCIAL PAPER.............       868,088
----------                                           ----------

$1,028,126    TOTAL INVESTMENTS--100.0%..........     1,023,521
==========
              LIABILITIES, PLUS CASH AND OTHER
                ASSETS...........................        (2,248)
                                                     ----------
                                                     $1,021,273
              NET ASSETS--100.0%.................
                                                     ==========
              PORTFOLIO WEIGHTED AVERAGE                40 Days
                MATURITY.........................

---------------
VRN = Variable Rate Note

                See accompanying Notes to Financial Statements.

June 30, 1999                                            Semi-Annual Report   25

 ................................................................................
STATEMENTS OF ASSETS AND LIABILITIES
 ................................................................................
JUNE 30, 1999 (all amounts in thousands) (unaudited)

                                                                                EMERGING
                                                      VALUE     INTERNATIONAL   MARKETS                 READY
                                          GROWTH    DISCOVERY      GROWTH        GROWTH     INCOME     RESERVES
                                           FUND       FUND          FUND          FUND       FUND        FUND
                                         --------   ---------   -------------   --------   --------   ----------
ASSETS
Investments, at market (cost $481,542;
  $41,721; $146,788; $4,890; $186,375;
  and $1,023,521, respectively)........  $789,537    $48,764      $185,652       $5,711    $183,125   $1,023,521
Cash...................................        --         --         2,427          143          --           --
Receivable for:
  Fund shares sold.....................       857         23         6,839           --         525       11,710
  Investments sold.....................    10,598      2,480         3,635          100       2,012           --
  Interest and dividends...............       769        106           115           19       1,740        1,604
  Foreign withholding tax..............        --         --           122           --          --           --
Deferred organization costs............        --         24            --           27          --           --
Other assets...........................        24          1             3            2           6           36
                                         --------    -------      --------       ------    --------   ----------
      Total assets.....................   801,785     51,398       198,793        6,002     187,408    1,036,871
LIABILITIES
Payable for:
  Fund shares redeemed.................     3,317         30            35           12         297       12,977
  Investments purchased................     8,057        783         7,413          561       2,000           --
  Dividends............................        --         --            --           --          --        1,857
  Investment advisory fees,
    organization and other costs.......       466         46           158           27          89          499
Other..................................       160         67             8           84         125          265
                                         --------    -------      --------       ------    --------   ----------
      Total liabilities................    12,000        926         7,614          684       2,511       15,598
                                         --------    -------      --------       ------    --------   ----------
         Net Assets....................  $789,785    $50,472      $191,179       $5,318    $184,897   $1,021,273
                                         ========    =======      ========       ======    ========   ==========
CAPITAL
Capital stock ($0.001 par value 41,059;
  3,718; 10,350; 492; 18,190; and
  1,021,378 shares issued and
  outstanding, respectively)...........  $     41    $     4      $     10       $    1    $     18   $    1,021
Paid-in-surplus........................   450,151     43,749       133,425        4,774     192,870    1,020,361
Net unrealized
  appreciation/(depreciation) on
  investments and foreign currency
  transactions.........................   307,995      7,043        38,864          821      (3,250)          --
Accumulated undistributed net realized
  gain (loss) on investments and
  foreign currency transactions........    31,707       (505)       19,045         (271)     (5,175)        (116)
Undistributed net investment income
  (loss)...............................      (109)       181          (165)          (7)        434            7
                                         --------    -------      --------       ------    --------   ----------
         Net Assets....................  $789,785    $50,472      $191,179       $5,318    $184,897   $1,021,273
                                         ========    =======      ========       ======    ========   ==========
Net asset value per share..............  $  19.24    $ 13.57      $  18.47       $10.80    $  10.16   $     1.00
                                         ========    =======      ========       ======    ========   ==========

                See accompanying Notes to Financial Statements.
 26  William Blair Mutual Funds, Inc.                              June 30, 1999

 ................................................................................
STATEMENTS OF OPERATIONS
 ................................................................................
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (all amounts in thousands) (unaudited)

                                  --------------------------------------------------------------------------------
                                                                                EMERGING
                                                  VALUE      INTERNATIONAL       MARKETS                     READY
                                  GROWTH      DISCOVERY             GROWTH        GROWTH      INCOME      RESERVES
                                    FUND           FUND               FUND          FUND        FUND          FUND
                                  ------      ---------      -------------      --------      ------      --------
INVESTMENT INCOME
  Interest......................  $  938      $      94      $          99      $      8      $6,169      $ 28,706
  Dividends.....................   2,086            412                839            34          --            --
  Less foreign tax withheld.....      --             --                (80)           (2)         --            --
                                  ------      ---------      -------------      --------      ------      --------
                                   3,024            506                858            40       6,169        28,706
EXPENSES
  Investment advisory fees......   2,778            254                841            29         538         3,420
  Custodian fees................      77              8                115            30          20           115
  Transfer agent fees...........      73              8                 10             7          10           183
  Professional fees.............      66             13                 26            10          34            80
  Registration fees.............      11              5                 11             6           6            13
  Organization costs............      --              4                 --             3          --            --
  Miscellaneous.................     128             33                 20             4          28           106
                                  ------      ---------      -------------      --------      ------      --------
    Total expenses before
      waiver....................   3,133            325              1,023            89         636         3,917
      Less expenses waived and
         absorbed by Company....      --             --                 --           (42)         --            --
                                  ------      ---------      -------------      --------      ------      --------
    Net investment income
      (loss)....................    (109)           181               (165)           (7)      5,533        24,789
Net realized and unrealized gain
  (loss) on investments, foreign
  currency transactions and
  other assets and liabilities
    Net realized gain (loss) on
      investments...............  31,590           (431)            27,793           873        (808)           (6)
    Addition to Surplus from In-
      kind Redemption (Growth
      Fund Only)................  23,040
                                  ------      ---------      -------------      --------      ------      --------
    Total net realized gain
      (loss)....................  54,630           (431)            27,793           873        (808)           (6)
Change in net unrealized
  appreciation (depreciation) on
  investments and other assets
  and liabilities...............  (3,484)         2,482             10,382           699      (5,432)            0
                                  ------      ---------      -------------      --------      ------      --------
Net increase (decrease) in net
  assets resulting from
  operations....................  $51,037     $   2,232      $      38,010      $  1,565      $ (707)     $ 24,783
                                  ======      =========      =============      ========      ======      ========

                See accompanying Notes to Financial Statements.
June 30, 1999                                            Semi-Annual Report   27

 ................................................................................
STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................
FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND THE YEAR ENDED DECEMBER 31, 1998 (all amounts in thousands) (unaudited)

                                  ----------------------------------------------------------------------------------------------
                                                                                                         EMERGING
                                                                VALUE            INTERNATIONAL           MARKETS
                                         GROWTH               DISCOVERY              GROWTH               GROWTH         INCOME
                                          FUND                  FUND                  FUND                 FUND           FUND
                                  ---------------------   -----------------   --------------------   ----------------   --------
                                    1999        1998       1999      1998       1999        1998      1999    1998(A)     1999
                                    ----        ----       ----      ----       ----        ----      ----    -------     ----

OPERATIONS
 Net investment income (loss)...  $    (109)  $    (107)  $   181   $   293   $    (165)  $    130   $   (7)  $     1   $  5,533
 Net realized gain (loss) on
   investments, futures, foreign
   currency transactions and
   other assets and
   liabilities..................     54,630      57,805      (431)      (75)     27,793     (8,159)     873    (1,145)      (808)
 Change in net unrealized
   appreciation (depreciation)
   on investments, foreign
   currency transactions and
   other assets and
   liabilities..................     (3,484)    102,789     2,482      (612)     10,382     23,550      699       122     (5,432)
                                  ---------   ---------   -------   -------   ---------   --------   ------   -------   --------
 Net increase (decrease) in net
   assets resulting from
   operations...................     51,037     160,487     2,232      (394)     38,010     15,521    1,565    (1,022)      (707)
DISTRIBUTIONS TO SHAREHOLDERS
 FROM
 Net investment income..........         --          --        --      (302)         --       (238)      --        --     (5,211)
 Net realized gain..............         --     (57,744)       --        --          --        (11)      --        --         --
                                  ---------   ---------   -------   -------   ---------   --------   ------   -------   --------
                                                (57,744)               (302)                  (249)                       (5,211)
CAPITAL STOCK TRANSACTIONS
 Shares sold....................    192,312     173,606     8,035    23,035     154,696     84,365      282     5,662     18,225
 Shares issued in reinvestment
   of income dividends and
   capital gain distributions...         --      51,776        --       286          --        227       --        --      3,833
 Less shares redeemed...........   (195,620)   (177,422)   (4,470)   (8,304)   (141,273)   (88,865)    (283)     (886)   (19,294)
                                  ---------   ---------   -------   -------   ---------   --------   ------   -------   --------
Change from capital stock
 transactions...................     (3,308)     47,960     3,565    15,017      13,423     (4,273)      (1)    4,776      2,764
                                  ---------   ---------   -------   -------   ---------   --------   ------   -------   --------
 Change in net assets...........     47,729     150,703     5,797    14,321      51,433     10,999    1,564     3,754     (3,154)
Net assets
 Beginning of period............    742,056     591,353    44,675    30,354     139,746    128,747    3,754         0    188,051
                                  ---------   ---------   -------   -------   ---------   --------   ------   -------   --------
 End of period..................  $ 789,785   $ 742,056   $50,472   $44,675   $ 191,179   $139,746   $5,318   $ 3,754   $184,897
                                  =========   =========   =======   =======   =========   ========   ======   =======   ========
Undistributed net investment
 income (loss) at the end of the
 period.........................  $    (109)         --   $   181   $     9   $    (165)        --   $   (7)  $     1   $    434
                                  =========   =========   =======   =======   =========   ========   ======   =======   ========
CAPITAL STOCK TRANSACTIONS
 Shares sold....................     10,656      10,367       633     1,726       9,551      5,983       32       606      1,763
 Shares issued in reinvestment
   of income dividends and
   capital gain distributions...         --       2,974        --        23          --         16       --        --        373
 Less shares redeemed...........    (10,892)    (10,559)     (361)     (643)     (8,758)    (6,240)     (32)     (114)    (1,867)
                                  ---------   ---------   -------   -------   ---------   --------   ------   -------   --------
Change from capital stock
 transactions...................       (236)      2,782       272     1,106         793       (241)       0       492        269
                                  =========   =========   =======   =======   =========   ========   ======   =======   ========

                                  ------------------------------------

                                                       READY
                                   INCOME            RESERVES
                                    FUND               FUND
                                  --------   -------------------------
                                    1998        1999          1998
                                    ----        ----          ----
OPERATIONS
 Net investment income (loss)...  $ 10,792   $    24,789   $    51,039
 Net realized gain (loss) on
   investments, futures, foreign
   currency transactions and
   other assets and
   liabilities..................       693            (6)           (1)
 Change in net unrealized
   appreciation (depreciation)
   on investments, foreign
   currency transactions and
   other assets and
   liabilities..................       675            --            --
                                  --------   -----------   -----------
 Net increase (decrease) in net
   assets resulting from
   operations...................    12,160        24,783        51,038
DISTRIBUTIONS TO SHAREHOLDERS
 FROM
 Net investment income..........   (10,795)      (24,783)      (51,038)
 Net realized gain..............        --            --            --
                                  --------   -----------   -----------
                                   (10,795)      (24,783)      (51,038)
CAPITAL STOCK TRANSACTIONS
 Shares sold....................    53,183     1,947,052     3,808,318
 Shares issued in reinvestment
   of income dividends and
   capital gain distributions...     7,837        22,500        50,013
 Less shares redeemed...........   (34,389)   (2,137,330)   (3,573,849)
                                  --------   -----------   -----------
Change from capital stock
 transactions...................    26,631      (167,778)      284,482
                                  --------   -----------   -----------
 Change in net assets...........    27,996      (167,778)      284,482
Net assets
 Beginning of period............   160,055     1,189,051       904,569
                                  --------   -----------   -----------
 End of period..................  $188,051   $ 1,021,273   $ 1,189,051
                                  ========   ===========   ===========
Undistributed net investment
 income (loss) at the end of the
 period.........................  $    112   $         7   $         5
                                  ========   ===========   ===========
CAPITAL STOCK TRANSACTIONS
 Shares sold....................     5,069     1,947,052     3,808,318
 Shares issued in reinvestment
   of income dividends and
   capital gain distributions...       748        22,500        50,013
 Less shares redeemed...........    (3,272)   (2,137,330)   (3,573,849)
                                  --------   -----------   -----------
Change from capital stock
 transactions...................     2,545      (167,778)      284,482
                                  ========   ===========   ===========

---------------

(a) For the period from May 1, 1998 (Commencement of Operations) to December 31, 1998

                See accompanying Notes to Financial Statements.
 28  William Blair Mutual Funds, Inc.                              June 30, 1999

 ................................................................................
NOTES TO FINANCIAL STATEMENTS
 ................................................................................
(unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES

(a) Description of the Fund

William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund currently consisting of six portfolios, each with its own investment objectives and policies.

The Growth Fund is a portfolio whose principal objective is to provide long-term appreciation of capital by investing in well-managed companies in growing industries.

The Value Discovery Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing with a value discipline primarily in the securities of small companies.

The International Growth Fund is a portfolio that invests primarily in common stocks issued by companies of all sizes domiciled outside the United States and in securities convertible into, exchangeable for, or having the right to buy such common stocks. The investment objective of the portfolio is long-term capital appreciation through investment in well-managed, quality, growth companies.

The Emerging Markets Growth Fund is a portfolio whose principal objective is to provide long-term appreciation by investing in well-managed quality growth companies in emerging markets.

The Income Fund is a portfolio designed to provide investors with as high a level of current income that is consistent with preservation of capital by investing primarily in a diversified portfolio of high-grade, intermediate-term debt securities.

The Ready Reserves Fund is a money market portfolio designed for investors who are looking for professional management of their reserve assets. The Ready Reserves Fund portfolio seeks to obtain maximum current income consistent with preservation of capital by investing exclusively in high quality money market instruments.

(b) Investment Securities

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities are determined based upon the sales price on the foreign exchange or market on which it is primarily traded as of the close of the appropriate exchange or market or, if there have been no sales on the date of valuation, at the latest bid price. Long-term fixed-income securities are valued based on market quotations or independent services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities in all Funds except Ready Reserves Fund are valued at cost which approximates market value. Securities in Ready Reserves Fund are valued using the amortized cost method. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on the ex-dividend date, except that dividends from certain foreign securities are recorded as soon as the information is available. Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Variable rate bonds and floating rate notes earn interest at a coupon rate which fluctuates at specific time intervals. The interest rates shown in the Income Fund and Ready Reserves Fund Portfolios of Investments were the rates in effect at June 30, 1999.

(c) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. Each Fund determines net asset value per share by dividing the value of its assets, less liabilities, by the number of shares outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day when the Exchange is open. In addition, the Ready Reserves Fund does not price its shares on the observance of Columbus Day or Veterans Day. Dividends from net investment income, if any, of the Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund are declared at least annually. Dividends from the Income Fund and Ready Reserves Fund are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date. Dividends are determined in accordance with Federal income tax principles which may treat certain transactions differently from generally accepted accounting principles.

(d) Repurchase Agreements

The Fund may enter into repurchase agreements with its custodian, whereby the Fund acquires ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Fund at a mutually agreed upon time and price. The

June 30, 1999                                            Semi-Annual Report   29

Fund's policy is to take possession of the debt security as their collateral under repurchase agreements. The Fund minimizes credit risk by (i) monitoring credit exposure to the custodian and (ii) monitoring the collateral value on a daily basis.

(e) Foreign Currency Translation and Forward Foreign Currency Contracts

Assets and liabilities of the International Growth Fund and the Emerging Markets Growth Fund denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The International Growth Fund and Emerging Markets Growth Fund may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates for the purchase or sale of a specific amount of a particular foreign currency. Additionally, the Funds may enter into contracts to hedge the value, in U.S. dollars, of securities it currently owns. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and forward foreign currency contracts are included with the net realized and unrealized gain or loss on investments.

(f) Income Taxes

Each Fund intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since the Funds intend to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At December 31, 1998, the Value Discovery Fund, International Growth Fund, Emerging Markets Growth Fund, Income Fund and Ready Reserves Fund had capital loss carryforwards (in thousands) of $10, $8,207, $1,145, $4,368 and $109, respectively. These loss carryforwards, which will expire in 2006 (2005 for the Income Fund), can be used to offset net realized capital gains.

The International Growth Fund has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFIC's") for Federal income tax purposes. In accordance with this election, the Fund recognized net unrealized appreciation (in thousands) of $73 in 1998. In addition, the Fund recorded net realized gains of $353 on sales of PFIC's during 1998, of which $1,049 had been recognized as income in prior years. Dividends to shareholders from net investment income included $238 related to PFIC's during 1998, which were treated as ordinary income for Federal income tax purposes.

(g) Organization Costs

The initial organization costs of the Value Discovery Fund and the Emerging Markets Growth Fund have been paid by William Blair & Company L.L.C. (the "Company"). The Funds will reimburse the Company for the amount of such expenses. The deferred organization costs are being amortized on the straight-line method and repaid to the Company over a five year period.

(h) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) INVESTMENT ADVISORY, TRANSACTIONS WITH AFFILIATES AND DIRECTORS' FEES

The Company provides investment advisory and other administrative and accounting services to the Fund under terms of the Management Agreement. The Fund pays the Company a monthly fee determined as a specified percentage of average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets of each Fund, are as follows:

Growth Fund                                                    0.75%
Value Discovery Fund                                           1.15%
International Growth Fund                                      1.10% of the first $250 million
                                                               1.00% in excess of $250 million
Emerging Markets Growth Fund                                   1.40%
Income Fund                                                    0.25% of the first $250 million
                                                               0.20% in excess of $250 million
                                                               5.00% of gross income
Ready Reserves Fund                                            0.625% of the first $250 million
                                                               0.600% of the next $250 million
                                                               0.575% of the next $2 billion
                                                               0.550% in excess of $2.5 billion

The Company has voluntarily agreed to waive the Emerging Markets Growth Fund's investment advisory fee and to absorb other operating expenses if total expenses exceed 2.25% of average daily net assets.

The Fund paid fees of $70,000 to non-affiliated directors of the Fund for the period ended June 30, 1999.

 30  William Blair Mutual Funds, Inc.                              June 30, 1999

(3) INVESTMENT TRANSACTIONS

Investment transactions, excluding money market instruments, for the period ended June 30, 1999, were as follows:

                                                                                                 EMERGING
                                                                       VALUE     INTERNATIONAL   MARKETS
                                                           GROWTH    DISCOVERY      GROWTH        GROWTH     INCOME
                                                            FUND       FUND          FUND          FUND       FUND
                                                          --------   ---------   -------------   --------   --------
                                                                          (all amounts in thousands)
Purchases...............................................  $209,306   $  13,789   $     110,028   $  4,927   $103,419
Proceeds from sales and maturities......................   160,674       7,388         107,630      4,839     87,842
Gross unrealized appreciation/depreciation
  at June 30, 1999 was as follows:
  Unrealized appreciation...............................   329,959       9,259          43,527        894        878
  Unrealized depreciation...............................   (21,964)     (2,216)         (4,663)       (73)    (4,128)
                                                          --------   ---------   -------------   --------   --------
Net unrealized appreciation (depreciation)..............   307,995       7,043          38,864        821     (3,250)
                                                          ========   =========   =============   ========   ========

(4) FUTURES CONTRACTS

During 1998 the Value Discovery Fund purchased exchange-traded index futures contracts, which are contracts that obligate the Fund to make or take delivery of the cash value of a securities index at a specified future date at a specified price. The Fund entered into such contracts to hedge a portion of its portfolio. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes any gain or loss as realized when the contract is closed or expired. The statement of operations reflects the net realized gains and losses on these contracts. In addition, the Fund is required to segregate liquid assets in an amount equal to the underlying value of the open futures positions, less any margin on deposit with the financial intermediary. There were no outstanding contracts at June 30, 1999.

(5) FORWARD FOREIGN CURRENCY CONTRACTS

In order to protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Fund and the Emerging Markets Growth Fund enter into forward foreign currency contracts with its custodian and others. The Funds bear the market risk that arises from changes in foreign exchange rates and bear the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. There were no outstanding contracts at June 30, 1999.

June 30, 1999                                            Semi-Annual Report   31

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
GROWTH FUND
 ................................................................................

                                                                                       YEARS ENDED DECEMBER 31,
                                                              JUNE 30,   ----------------------------------------------------
                                                              1999(A)      1998       1997       1996       1995       1994
                                                              --------   --------   --------   --------   --------   --------
Net asset value, beginning of year..........................  $ 17.970   $ 15.350   $ 13.480   $ 11.900   $  9.600   $  9.730
Income from investment operations:
  Net investment income (loss)..............................     (.003)     (.003)     (.023)     (.010)      .034       .027
  Net realized and unrealized gain on investments...........     1.273      4.123      2.694      2.144      2.750       .581
                                                              --------   --------   --------   --------   --------   --------
Total from investment operations............................     1.270      4.120      2.671      2.134      2.784       .608
Less distributions from:
  Net investment income.....................................        --         --         --       .010       .030       .025
  Net realized gain.........................................        --      1.500       .801       .544       .454       .713
                                                              --------   --------   --------   --------   --------   --------
Total distributions.........................................        --      1.500       .801       .554       .484       .738
                                                              --------   --------   --------   --------   --------   --------
Net asset value, end of period..............................  $ 19.240   $ 17.970   $ 15.350   $ 13.480   $ 11.900   $  9.600
                                                              ========   ========   ========   ========   ========   ========
Total return (%)............................................      7.07      27.15      20.07      17.99      29.07       6.45
Ratios to average daily net assets (%):
  Expenses..................................................       .84        .84        .84        .79        .65        .71
  Net investment income (loss)..............................      (.01)      (.02)      (.16)      (.08)       .34        .32
Supplemental data:
  Net assets at end of period (in thousands)................  $789,785   $742,056   $591,353   $501,774   $363,036   $217,560
  Portfolio turnover rate (%)...............................        45         37         34         43         32         46

---------------

(a) Rates are annualized, except for total returns for periods less than one year.

 ................................................................................
VALUE DISCOVERY FUND
 ................................................................................

                                                                           YEARS ENDED DECEMBER 31,
                                                              JUNE 30,   -----------------------------
                                                              1999(A)      1998      1997     1996(B)
                                                              --------   --------   -------   --------
Net asset value, beginning of year..........................  $12.960    $12.970    $10.000   $ 10.000
Income from investment operations:
  Net investment income.....................................     .049       .088       .029         --
  Net realized and unrealized gain (loss) on investments and
    futures.................................................     .561      (.005)     3.305         --
                                                              -------    -------    -------   --------
Total from investment operations............................     .610       .083      3.334         --
Less distributions from:
  Net investment income.....................................       --       .093       .020         --
  Net realized gain.........................................       --         --       .344         --
                                                              -------    -------    -------   --------
Total distributions.........................................       --       .093       .364         --
                                                              -------    -------    -------   --------
Net asset value, end of period..............................  $13.570    $12.960    $12.970   $ 10.000
                                                              =======    =======    =======   ========
Total return (%)............................................     4.71        .66      33.46         --
Ratios to average daily net assets (%):
  Expenses..................................................     1.46       1.52       1.50(b)       --
  Net investment income.....................................      .82        .76        .29(c)       --
Supplemental data:
  Net assets at end of period (in thousands)................  $50,472    $44,675    $30,354   $      2
  Portfolio turnover rate (%)...............................       36         78         69         --

---------------

(a) Rates are annualized, except for total returns for periods less than one year.

(b) For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.

(c) Without the waiver of expenses in 1997, the expense ratio would have been 1.78% and the net investment income ratio would have been .016%.

 32  William Blair Mutual Funds, Inc.                              June 30, 1999

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................

                                                                                      YEARS ENDED DECEMBER 31,
                                                              JUNE 30,   --------------------------------------------------
                                                              1999(a)      1998       1997       1996      1995      1994
                                                              --------   --------   --------   --------   -------   -------
Net asset value, beginning of year..........................  $ 14.620   $ 13.140   $ 13.950   $ 13.120   $12.360   $13.180
Income from investment operations:
  Net investment income (loss)..............................     (.016)      .074       .072       .029      .105      .016
  Net realized and unrealized gain (loss) on investments,
    foreign currency and other assets and liabilities.......     3.866      1.431      1.056      1.299      .785     (.025)
                                                              --------   --------   --------   --------   -------   -------
Total from investment operations............................     3.850      1.505      1.128      1.328      .890     (.009)
Less distributions from:
  Net investment income.....................................        --       .024(b)    .078(b)    .068(b)   .130      .024
  Net realized gain.........................................        --       .001      1.860       .430        --      .714
  Tax return of capital.....................................        --         --         --         --        --      .073(c)
                                                              --------   --------   --------   --------   -------   -------
Total distributions.........................................        --       .025      1.938       .498      .130      .811
                                                              --------   --------   --------   --------   -------   -------
Net asset value, end of period..............................  $ 18.470   $ 14.620   $ 13.140   $ 13.950   $13.120   $12.360
                                                              ========   ========   ========   ========   =======   =======
Total return (%)............................................     26.33      11.46       8.39      10.20      7.22      (.04)
Ratios to average daily net assets (%):
  Expenses..................................................      1.33       1.36       1.43       1.44      1.48      1.51
  Net investment income (loss)..............................      (.11)       .09        .01        .19       .87       .15
Supplemental data:
  Net assets at end of period (in thousands)................  $191,179   $139,746   $128,747   $105,148   $89,762   $70,403
  Portfolio turnover rate (%)...............................       149         98        102         89        77        40

---------------

(a) Rates are annualized, except for total returns for periods less than one year.
(b) Includes $.024, $.078 and $0.022 in PFIC transactions which are treated as ordinary income for Federal income tax purposes for 1998, 1997 and 1996, respectively.
(c) Includes $431 relating to a tax return of capital.

 ................................................................................
EMERGING MARKETS GROWTH FUND
 ................................................................................

                                                               JUNE 30,   DECEMBER 31,
                                                               1999(a)     1998(a)(b)
                                                               --------   ------------
Net asset value, beginning of period........................   $ 7.630      $10.000
Income from investment operations:
  Net investment income (loss)..............................     (.016)        .002
  Net realized and unrealized gain (loss) on investments,
    foreign currency and other assets and liabilities.......     3.186       (2.372)
                                                               -------      -------
Total from investment operations............................     3,170       (2.370)
Less distributions from:
  Net investment income.....................................        --           --
  Net realized gain.........................................        --           --
                                                               -------      -------
Total distributions.........................................        --           --
                                                               -------      -------
Net asset value, end of period..............................   $10.800      $ 7.630
                                                               =======      =======
Total return (%)............................................     41.55       (23.70)
Ratios to average daily net assets (%):
  Expenses(c)...............................................      2.25         2.25
  Net investment income (loss)(c)...........................      (.17)         .04
Supplemental data:
  Net assets at end of period (in thousands)................   $ 5,318      $ 3,754
  Portfolio turnover rate (%)...............................       261          226

---------------

(a) Rates are annualized, except total returns for periods less than one year.
(b) For the period May 1, 1998 (Commencement of Operations) to December 31,
1998.
(c) Without the waiver of expenses in 1999 and 1998, the expense ratio would have been 4.29% and 6.35% and the net investment loss ratio would have been 2.39% and 4.06%, respectively.

June 30, 1999                                            Semi-Annual Report   33

 ................................................................................
INCOME FUND
 ................................................................................

                                                                                             YEARS ENDED DECEMBER 31,
                                                                               ----------------------------------------------------
                                                            JUNE 30, 1999(a)     1998       1997       1996       1995       1994
                                                            ----------------   --------   --------   --------   --------   --------
Net asset value, beginning of year.........................     $ 10.490       $ 10.410   $ 10.270   $ 10.570   $  9.850   $ 10.580
Income from investment operations:
  Net investment income....................................         .306           .640       .659       .619       .646       .661
  Net realized and unrealized gain (loss) on investments...        (.347)          .076       .140      (.309)      .732      (.741)
                                                                --------       --------   --------   --------   --------   --------
Total from investment operations...........................        (.040)          .716       .799       .310      1.378      (.080)
Less distributions from:
  Net investment income....................................         .289           .636       .659       .610       .658       .646
  Net realized gain........................................           --             --         --         --         --       .004
                                                                --------       --------   --------   --------   --------   --------
Total distributions........................................         .289           .636       .659       .610       .658       .650
                                                                --------       --------   --------   --------   --------   --------
Net asset value, end of period.............................     $ 10.160       $ 10.490   $ 10.410   $ 10.270   $ 10.570   $  9.850
                                                                ========       ========   ========   ========   ========   ========
Total return (%)...........................................         (.40)          7.07       8.03       3.07      14.37       (.74)
Ratios to average daily net assets (%):
  Expenses.................................................          .68            .71        .71        .70        .68        .68
  Net investment income....................................         5.94           6.81       6.40       5.97       6.24       6.33
Supplemental data:
  Net assets at end of period (in thousands)...............     $184,897       $188,051   $160,055   $150,006   $147,370   $143,790
  Portfolio turnover rate (%)..............................          104             96         83         66         54         63

---------------

(a) Rates are annualized, except for total returns for periods less than one year.

 ................................................................................
READY RESERVES FUND
 ................................................................................

                                                                                          YEARS ENDED DECEMBER 31,
                                                                           ------------------------------------------------------
                                                          JUNE 30, 1999(a)    1998        1997       1996       1995       1994
                                                          ---------------- ----------   --------   --------   --------   --------
Net asset value, beginning of year.....................      $     1.00    $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
Income from investment operations:
  Net investment income................................             .05           .05        .05        .05        .05        .04
  Net realized loss on investments.....................              --            --         --         --         --       (.01)
                                                             ----------    ----------   --------   --------   --------   --------
Total from investment operations.......................             .05           .05        .05        .05        .05        .03
Less distributions from:
  Net investment income................................             .05           .05        .05        .05        .05        .04
                                                             ----------    ----------   --------   --------   --------   --------
Total distributions....................................             .05           .05        .05        .05        .05        .04
                                                             ----------    ----------   --------   --------   --------   --------
Capital contribution...................................              --            --         --         --         --        .01
                                                             ----------    ----------   --------   --------   --------   --------
Net asset value, end of period.........................      $     1.00    $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                             ==========    ==========   ========   ========   ========   ========
Total return (%).......................................            4.39          4.98       5.04       4.81       5.45       3.67(b)
Ratios to average daily net assets (%):
  Expenses.............................................             .68           .69        .70        .71        .72        .71
  Net investment income................................            4.28          4.87       4.92       4.78       5.30       3.61
Supplemental data:
  Net assets at end of period (in thousands)...........      $1,021,273    $1,189,051   $904,569   $760,808   $703,993   $521,277

---------------

(a) Rates are annualized, except total returns for periods less than one year.

(b) The total return includes the impact of the Company's capital contribution. Without the Company's capital contribution, the total return would have been 3.40%.

 34  William Blair Mutual Funds, Inc.                              June 30, 1999

                           ----------------------------------------------------
                           BOARD OF DIRECTORS
                           ----------------------------------------------------

                           CONRAD FISCHER, CHAIRMAN
                           Principal, William Blair & Company, L.L.C.

                           VERNON ARMOUR
                           Private Investor

                           J. GRANT BEADLE
                           Retired Chairman and CEO, Union Special Corporation

                           THEODORE A. BOSLER
                           Retired Principal and Vice President,
                           Lincoln Capital Management Company

                           JAMES M. MCMULLAN
                           Principal, William Blair & Company, L.L.C.

                           ANN P. MCDERMOTT
                           Director and Trustee
                           Profit and not-for-profit organizations

                           JOHN B. SCHWEMM
                           Retired Chairman and CEO, R.R. Donnelley &
                           Sons Company



                           ----------------------------------------------------
                           OFFICERS
                           ----------------------------------------------------

                           Rocky Barber, Chief Executive Officer
                           Marco Hanig, President
                           Mark A. Fuller, III, Senior Vice President
                           W. George Greig, Senior Vice President
                           Glen A. Kleczka, Senior Vice President
                           Bentley M. Myer, Senior Vice President
                           James S. Kaplan, Vice President
                           John P. Kayser, Vice President
                           Terence M. Sullivan, Vice President and Treasurer Jeffrey A. Urbina, Vice President
                           Sheila M. Johnson, Secretary
                           Janet V. Gassmann, Assistant Secretary

                           INVESTMENT ADVISER
                           William Blair & Company, L.L.C.

                           TRANSFER AGENT
                           State Street Bank and Trust Company
                           P.O. Box 9104
                           Boston, MA 02266-9104
                           For customer assistance, call 1-800-635-2886
                           (Massachusetts 1-800-635-2840)



                           William Blair Mutual Funds, Inc.
                           222 West Adams Street
                           Chicago, Illinois 60606



                                                                  June 30, 1999